                        STAGECOACH VARIABLE ANNUITY(TM)
                      STAGECOACH VARIABLE ANNUITY PLUS(TM)
                  STAGECOACH EXTRA CREDIT VARIABLE ANNUITY(TM)
                      STAGECOACH VARIABLE ANNUITY FLEX(TM)

                                                 -------------------------------
                                                 SEMI-ANNUAL REPORT

                                                 -------------------------------
                                                 JUNE 30, 1998

                                                 -------------------------------

                                NOT FDIC INSURED

                               TABLE OF CONTENTS

Letter to Contract Holders..................................   2
Life & Annuity Trust Financial Statements...................   5
American Skandia Trust Financial Statements.................  63
Alger American Fund Financial Statements.................... 113
Montgomery Emerging Markets Fund Financial Statements....... 125

Stagecoach Variable Annuities:
Issued by American Skandia Life Assurance Corporation, One Corporate Drive, P.O. Box 883, Shelton, CT 06484-0883.
Distributed by American Skandia Marketing Incorporated, One Corporate Drive, P.O. Box 883, Shelton, CT 06484-0883.
Offered through Wells Fargo Securities Inc., a licensed insurance agency (CA insurance license #0791624), or WFS Insurance Agency Inc. or WFS Insurance Agency of Texas Inc. WFS Insurance Agency of Texas is not affiliated with Wells Fargo Securities Inc. or WFS Insurance Agency Inc. Wells Fargo is not affiliated with American Skandia.

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation's Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, Stagecoach Extra Credit Variable Annuity, and Stagecoach Variable Annuity Flex. If it is used for any other purpose, it must be accompanied or preceded by a current prospectus, as applicable, which discloses any charges and other important information about the product, together with the current applicable prospectus for the Life & Annuity Trust, the American Skandia Trust, the Alger American Growth Fund, and the Montgomery Emerging Markets Fund.

The financial statements for the sub-accounts that invest in Portfolios of American Skandia Trust reflect financial activity for the Stagecoach Variable Annuities and other products that use the same sub-accounts.

            NOT FDIC INSURED -- NO BANK GUARANTEE -- MAY LOSE VALUE

STAGECOACH VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY PLUS
STAGECOACH EXTRA CREDIT VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY FLEX
SEMI-ANNUAL REPORT

TO OUR CONTRACT HOLDERS:

     Thank you for investing in the Stagecoach Variable Annuities. We genuinely appreciate the confidence you place in us, in our investment selection process, and in the long-term investment perspective we bring to all of our programs.

     This has been a good period for your investments in the Stagecoach Variable Annuities. Why? Because we have hired the best possible investment specialists we can find to manage money in each of your sub-accounts. What this means for you is the relative comfort of knowing that your hard-earned dollars are managed by professionals who are recognized for their experience, expertise and consistency in evaluating, selecting and monitoring portfolios.

     Let's look at the Stagecoach Variable Annuities. Today, we offer eighteen sub-accounts and six fixed account options. The sub-accounts represent the best managers available. From large cap growth managers to small cap value managers, we offer a broad universe of possibilities. Our goal is to find investments that can meet your needs, which have consistently strong performance and demonstrate stable corporate management.

     We seek investments that complement each other when held over the longer term. We want you to be able to take advantage of asset allocation across investment styles and capitalization ranges. Odds are against being in the right place at the right time while holding the right investment! That is why we encourage our customers to diversify their investments across various sub-account offerings.

     Our tax-deferred variable annuity products continue to set the pace for the industry. In the last year we introduced Stagecoach Variable Annuity Flex, a tax-deferred growth product that offers an industry-leading degree of flexibility and access to your money not usually found in an annuity. At the same time, we increased your investment options in all Stagecoach Variable Annuities by adding the following portfolios offering long-term, disciplined, proven asset management and growth strategies: LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND, LIFE & ANNUITY TRUST EQUITY VALUE FUND, T.ROWE PRICE SMALL COMPANY VALUE FUND, STEIN ROE VENTURE FUND, MONTGOMERY EMERGING MARKETS FUND, NEUBERGER & BERMAN MIDCAP VALUE.

     American Skandia's financial strength and claims-paying ability are increasingly respected and understood in the market. We follow what we believe are the safest possible business practices. All assets backing deferred annuities are held in segregated separate accounts, "insulated" from our company's general liabilities. We purchase only 100% investment-grade instruments for our fixed annuity portfolios and use no junk bonds, real estate or commercial mortgages to support fixed-rate annuities.

     As always, the future remains uncertain. There will be corrections and turmoil around the world that may impact the financial markets. Our focus, however, will remain on the longer-term picture. We believe in the prosperity that is evident in the blossoming of innovative technologies, health care services, inventions in engineering and agri-science.

     Our goal is the long-term success for your investment dollars. We take the responsibility of serving your investment needs seriously and will continue to work diligently to help you realize your financial goals.

Sincerely,

/s/ GORDON C. BORONOW

Gordon C. Boronow
President & Chief Operating Officer
American Skandia Life Assurance Corporation

                     [This page intentionally left blank.]

                              LIFE & ANNUITY TRUST

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                             ASSET ALLOCATION FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                               MONEY MARKET FUND
                             STRATEGIC GROWTH FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                             ASSET ALLOCATION FUND

     The LAT Asset Allocation Fund (the "Fund") seeks to earn over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund invests in common stocks, U.S. Treasury bonds and money market instruments.

     The Asset Allocation Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclay's Global Fund Advisors ("BGFA") serves as sub-investment advisor. BGFA uses an investment model developed and refined over the past twenty years that analyzes extensive financial data from numerous sources and recommends a portfolio allocation.

PERFORMANCE SUMMARY

     During the six-month reporting period, the Asset Allocation Fund's price increased from $11.99 on December 31, 1997 to $13.45 on June 30, 1998. The Fund distributed $0.244 per share in dividend income, and no capital gains were distributed from the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

     For the six months ended June 30, 1998, the Fund posted a cumulative total return of 14.26%. The Fund has three benchmarks representing each of the major asset classes in which the Fund can invest. The S&P 500 Index returned 17.72%, the Lehman Brothers U.S. Treasury Bond Index returned 4.20%, and the IBC/Donoghue Money Market Index posted a 2.52% return over the six-month period. The Fund's performance can be partially attributed to the strong performance of the stock market as well as to the low interest rate environment. The Fund's investment model recommends the optimal mix of assets designed for a long-term investment strategy and under normal market conditions, the Fund's allocation mix is 60% stocks, 40% bonds and 0% cash.

PORTFOLIO REVIEW

     Every day the Fund's proprietary investment model determines an appropriate asset allocation and recommends shifts in the Fund based on changing economic conditions. As opportunities arise among the three asset classes, the investment model will shift Fund assets accordingly in 5% increments.

     The Fund began the year with an asset allocation mix of 70% stocks and 30% bonds and experienced two reallocations in the first half of the year. In April, the Fund reallocated assets to 65% stocks and 35% bonds when the model sought to take advantage of opportunities on the shorter-end of the yield curve, and lessen exposure to a slumping U.S. equity market.

     The Fund rebalanced in June, selling bonds and buying stocks on June 15, 1998. On the same day, the equity market reached its low for the month and bond prices reached their peak. There was a rebound in the U.S. equity markets in June that prompted the increased allocation in stocks to 70% and bonds to 30%.

STRATEGIC OUTLOOK

     The Asian market crisis may cause further effects such as a growing strength of the U.S. dollar and a slowing of inflation. As a result, we believe that while the nation's economy continues to be healthy, it may eventually weaken over time. We also feel that interest rates may drift lower and short-term rates will remain stable.

     With the backdrop of this outlook, the Fund will continue to apply it's strategy which employs an objective, quantitative model to allocate among stocks, bonds, and cash. The model determines the optimal, or recommended, mix of these three asset classes. Events in Asia will continue to be watched closely because the model determines the optimal asset mixes on a daily basis. Overall, we feel that the Fund is well positioned for the upcoming months and we expect it to produce solid performance.

     The Fund is sub-advised by BGFA, one of the largest providers of index-driven financial products in the world. The firm specializes in creating solid investment strategies through quantitative models. Their objective is to implement the recommended allocations from the asset allocation process in the most efficient and least costly manner.

                             ASSET ALLOCATION FUND
                            DATA AS OF JUNE 30, 1998

                                                              YEAR TO DATE   1-YEAR   3-YEAR   SINCE INCEPTION
                                                              ------------   ------   ------   ---------------
AVERAGE ANNUAL TOTAL RETURNS                                     14.26%      26.90%   19.14%        18.01%

              PORTFOLIO ALLOCATION

Stocks                                                         70%
Bonds                                                          30%
Cash                                                            0%

     Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Asset Allocation Fund will fluctuate with the market conditions so that redemption proceeds may be worth more or less than their original cost.

     During the six-month reporting period, ended June 30, 1998 the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

     There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 COMMON STOCKS (69.55%)
                 AEROSPACE (0.23%)
     1,772       Lockheed Martin Corporation                                        $   198,660        $   187,610
     1,828       Rockwell International Corporation                                     105,198             87,858
                                                                                    -----------        -----------
                                                                                    $   303,858        $   275,468
                 AUTOMOBILE & RELATED (0.88%)
     5,879       Chrysler Corporation                                               $   315,718        $   331,429
     1,003       Dana Corporation                                                        53,475             53,660
    11,046       Ford Motor Company                                                     516,672            651,714
                                                                                    -----------        -----------
                                                                                    $   885,865        $ 1,036,803
                 BASIC INDUSTRIES (0.33%)
     2,697       Colgate-Palmolive Company                                          $   237,185        $   237,336
     1,764       Freeport McMoRan Copper & Gold Inc Class B                              28,915             26,791
     2,601       Nike Inc Class B                                                       119,274            126,636
                                                                                    -----------        -----------
                                                                                    $   385,374        $   390,763
                 BEVERAGE BREWING AND DISTRIBUTION (2.12%)
    22,486       Coca-Cola Company                                                  $ 1,729,080        $ 1,922,553
    13,578       Pepsico Incorporated                                                   530,121            559,244
                                                                                    -----------        -----------
                                                                                    $ 2,259,201        $ 2,481,797
                 CAPITAL GOODS (1.21%)
     1,220       Advanced Micro Devices Incorporated+                               $    30,698        $    20,816
     1,993       AMP Incorporated                                                        78,756             68,509
       762       ANDREW Corporation+                                                     16,669             13,764
     1,142       Apple Computer Incorporated+                                            34,492             32,761
     3,335       Applied Materials Incorporated+                                        119,208             98,382
     1,718       Ascend Communications Incorporated+                                     83,529             85,148
       402       Autodesk Incorporated                                                   19,398             15,527
       865       Black & Decker Corporation                                              46,468             52,765
     9,201       Boeing Company                                                         456,689            410,020
     1,763       Browning-Ferris Industries Incorporated                                 58,335             61,264
       646       Case Corporation                                                        38,286             31,170
     1,432       Gateway 2000 Incorporated                                               77,485             72,495
       687       Harris Corporation                                                      35,316             30,700
       818       Maytag Corporation                                                      40,334             40,389
     3,115       Raytheon Company Class B                                               174,497            184,174
       525       Tupperware Corporation                                                  14,090             14,766
     4,331       Waste Management Incorporated                                          148,534            151,585
       957       Willamette Industries Incorporated                                      36,099             30,624
                                                                                    -----------        -----------
                                                                                    $ 1,508,883        $ 1,414,859

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 COMPUTER SOFTWARE (2.86%)
     4,066       First Data Corporation                                             $   139,530        $   135,449
     9,450       Hewlett Packard Company                                                709,060            565,819
    22,438       Microsoft Corporation+                                               1,931,543          2,431,718
     8,867       Oracle Systems Corporation+                                            236,357            217,796
                                                                                    -----------        -----------
                                                                                    $ 3,016,490        $ 3,350,782
                 COMPUTER SYSTEMS (2.14%)
     3,239       3Com Corporation+                                                  $   100,587        $    99,397
    15,050       Compaq Computer Corporation                                            473,941            427,044
     8,586       International Business Machines Corporation                          1,023,718            985,780
    11,947       Lucent Technologies Incorporated                                       878,264            993,841
                                                                                    -----------        -----------
                                                                                    $ 2,476,510        $ 2,506,062
                 CONGLOMERATES (0.12%)
     1,119       ITT Industries Incorporated                                        $    40,857        $    41,823
     1,090       Loews Corporation                                                      107,132             94,966
                                                                                    -----------        -----------
                                                                                    $   147,989        $   136,789
                 CONSUMER--BASIC (1.95%)
    14,056       Abbott Laboratories                                                $   514,536        $   574,539
     2,214       Albertson's Incorporated                                               103,024            114,713
       562       Allergan Incorporated                                                   23,679             26,063
       787       Alza Corporation+                                                       36,344             34,038
    11,953       American Home Products Corporation                                     550,735            618,568
     2,452       American Stores Corporation                                             59,423             59,308
     2,365       Amgen Incorporated+                                                    140,664            154,612
     5,117       Archer Daniels Midland Company                                         106,499             99,142
       475       Bausch & Lomb Incorporated                                              23,955             23,809
     2,559       Baxter International Incorporated                                      140,421            137,706
     1,151       Becton, Dickinson & Company                                             79,531             89,346
     2,630       Bestfoods                                                              141,415            152,704
       961       Biomet Incorporated                                                     28,381             31,773
       489       C R Bard Incorporated                                                   16,788             18,613
     3,488       CVS Corporation                                                        120,745            135,814
       629       Mallinckrodt Incorporated                                               20,249             18,673
                                                                                    -----------        -----------
                                                                                    $ 2,106,389        $ 2,289,421

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 CONSUMER--DISCRETIONARY (0.81%)
        26       Abercrombie & Fitch Company Class A+                               $       695        $     1,144
       489       Alberto Culver Company Class B                                          14,470             14,181
     1,669       AMR Corporation+                                                       124,703            138,944
     4,416       Anheuser-Busch Companies Incorporated                                  204,783            208,380
     1,409       Autozone Incorporated+                                                  42,307             45,000
     1,236       Avon Products Incorporated                                             102,735             95,790
     1,991       Bay Networks Incorporated+                                              50,877             64,210
     7,752       Cendant Corporation+                                                   180,519            161,823
     1,056       Dillards Incorporated Class A                                           40,010             43,758
       869       Harrah's Entertainment Incorporated+                                    21,467             20,204
     2,297       Marriott International                                                  74,404             74,365
       484       Reebok International Limited                                            14,474             13,401
     1,406       Tricon Global Restaurants Incorporated+                                 42,600             44,553
     1,161       Venator Group Incorporated+                                             24,394             22,204
                                                                                    -----------        -----------
                                                                                    $   938,438        $   947,957
                 ELECTRICAL EQUIPMENT (0.04%)
     2,185       Seagate Technology Incorporated+                                   $    60,339        $    52,030
                 ENERGY & RELATED (4.14%)
       832       Amerada Hess Corporation                                           $    46,728        $    45,188
     8,780       Amoco Corporation                                                      383,323            365,467
       515       Anadarko Petroleum Corporation                                          36,586             34,602
       647       Ashland Incorporated                                                    34,798             33,401
     2,922       Atlantic Richfield Company                                             232,584            228,281
     1,558       Baker Hughes Incorporated                                               62,842             53,848
    22,281       Exxon Corporation                                                    1,620,875          1,588,914
     1,665       FPL Group Incorporated                                                 101,349            104,895
     7,115       Mobil Corporation                                                      556,226            545,187
         0       Octel Corporation+                                                           6                  5
    19,526       Royal Dutch Petroleum Company                                        1,112,595          1,070,255
     4,542       Schlumberger Limited                                                   368,182            310,275
     4,916       Texaco Incorporated                                                    298,079            293,424
     2,284       Union Pacific Resources Group Incorporated                              50,681             40,113
       639       W.R. Grace & Company                                                    12,558             10,903
     3,861       Williams Company Incorporated                                          120,705            130,309
                                                                                    -----------        -----------
                                                                                    $ 5,038,117        $ 4,855,067
                 ENTERTAINMENT & LEISURE (0.74%)
     1,644       Mirage Resorts Incorporated+                                       $    37,598        $    35,038
     4,564       Tele-Communication Incorporated Class A+                               154,332            175,429
     6,208       Walt Disney Company                                                    733,819            652,228
                                                                                    -----------        -----------
                                                                                    $   925,749        $   862,695

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 FINANCE & RELATED (7.64%)
     1,378       Aetna Incorporated                                                 $   110,215        $   104,900
     3,890       Allstate Corporation                                                   362,733            356,178
     4,199       American Express                                                       427,853            478,686
     2,284       American General Corporation                                           151,876            162,592
     6,371       American International Group Incorporated                              822,548            930,166
     3,181       Associates First Capital Corporation                                   237,255            244,539
     6,366       Banc One Corporation                                                   356,415            355,302
     3,441       Bank of New York Company Incorporated                                  198,717            208,826
     6,268       BankAmerica Corporation                                                515,970            541,790
     2,700       BankBoston Corporation                                                 141,419            150,188
       892       Bankers Trust Corporation                                              114,150            103,528
     1,327       BB&T Corporation                                                        89,429             89,738
       498       Beneficial Corporation+                                                 65,287             76,287
     7,772       Chase Manhattan Bank                                                   532,587            586,786
     2,013       CIGNA Corporation                                                      141,620            138,897
     1,721       Conseco Incorporated                                                    84,924             80,457
     1,034       Countrywide Credit Industries Incorporated                              48,924             52,476
     9,442       Federal National Mortgage Association                                  559,194            573,602
     2,603       First Chicago NBD Corporation                                          228,574            230,691
     8,824       First Union Corporation                                                519,587            513,998
     1,398       Guidant Corporation                                                     90,100             99,695
     1,003       H&R Block Incorporated                                                  44,197             42,251
     1,042       H F Ahmanson & Company                                                  77,818             73,982
     1,116       Hartford Financial Services Group                                      124,491            127,643
     2,370       Mellon Bank Corporation                                                170,346            165,011
     5,464       Morgan St Dean Witter Discover                                         413,880            499,273
     8,723       NationsBank Corporation                                                650,414            667,309
       866       Providian Financial Corporation                                         52,853             68,035
     1,039       Republic New York Corporation                                           67,993             65,392
     1,315       SAFECO Corporation                                                      63,369             59,750
     1,484       State Street Corporation                                               100,993            103,138
     1,614       Summit Bancorp                                                          80,954             76,665
    10,473       Travelers Group Incorporated                                           625,418            634,926
     6,765       U.S. Bancorp                                                           273,538            290,895
                                                                                    -----------        -----------
                                                                                    $ 8,545,641        $ 8,953,592
                 FOOD & RELATED (1.27%)
     3,345       Heinz (H J) Company                                                $   181,087        $   187,738
     6,260       McDonald's Corporation                                                 391,416            431,940
    22,122       Philip Morris Company Incorporated                                     850,165            871,054
                                                                                    -----------        -----------
                                                                                    $ 1,422,668        $ 1,490,732
                 FOOD SERVICES (0.02%)
     1,278       Darden Restaurants Incorporated                                    $    20,083        $    20,288

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 GENERAL BUSINESS & RELATED (4.54%)
     1,786       Allegheny Teledyne Incorporated                                    $    44,406        $    40,855
       627       American Greetings Corporation                                          29,097             31,938
     1,543       AON Corporation                                                         98,546            108,396
     2,741       Automatic Data Processing Incorporated                                 178,154            199,750
     6,539       CBS Corporation                                                        218,884            207,613
     1,496       Cognizant Corporation                                                   78,001             94,248
     2,090       Corning Incorporated                                                    84,827             72,627
    10,276       DuPont E I de Nemours and Company                                      762,003            766,846
     1,363       FDX Corporation+                                                        89,325             85,528
    29,668       General Electric Company                                             2,474,520          2,699,788
     1,373       General Instrument Corporation+                                         32,962             37,328
       797       Georgia-Pacific Corporation                                             61,295             46,973
     3,913       HBO & Company                                                          115,141            137,933
     5,074       Kimberly-Clark Corporation                                             251,542            232,770
     5,524       Media One Group Incorporated+                                          204,959            242,711
     1,122       Mortan International Incorporated                                       36,231             28,050
     1,158       Tribune Company                                                         78,345             79,685
     4,568       US WEST Incorporated                                                   232,914            214,696
                                                                                    -----------        -----------
                                                                                    $ 5,071,152        $ 5,327,735
                 HEALTHCARE (1.90%)
     5,873       Columbia HCA Healthcare Corporation                                $   187,854        $   171,051
     3,588       Healthsouth Corporation+                                               106,199             95,755
    10,084       Lilly Eli & Company                                                    673,283            666,174
    11,889       Pfizer Incorporated                                                  1,318,481          1,292,186
                                                                                    -----------        -----------
                                                                                    $ 2,285,817        $ 2,225,166

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 INTERNATIONAL STOCKS (0.39%)
     5,809       Unilever NV (Netherlands)                                          $   448,006        $   458,548
                 LARGE CAPITALIZATION STOCKS (18.80%)
     5,213       Airtouch Communications Incorporated+                              $   263,989        $   304,635
     1,775       Boston Scientific Corporation+                                         125,624            127,134
       213       Briggs & Stratton Corporation                                            9,394              7,974
       594       Brown-Forman Corporation Class B                                        34,196             38,164
       858       Brunswick Corporation                                                   26,969             21,235
     1,619       Burlington Resources Incorporated                                       71,262             69,718
     4,128       Campbell Soup Company                                                  225,432            219,300
     1,394       Carolina Power & Light Company                                          59,142             60,465
     3,403       Caterpillar Incorporated                                               189,009            179,934
       510       Centex Corporation                                                      17,454             19,253
     1,926       Central & South West Corporation                                        52,213             51,761
       661       Ceridian Corporation+                                                   37,742             38,834
       876       Champion International Corporation                                      45,814             43,088
     5,952       Chevron Corporation                                                    501,978            494,388
     1,564       Chubb Corporation                                                      120,180            125,707
       343       Cincinnati Milacron Incorporated                                        10,092              8,339
       899       Circuit City Stores Incorporated                                        37,078             42,141
     9,316       Cisco Systems Incorporated+                                            710,266            857,654
     4,131       Citicorp                                                               605,166            616,552
       946       Clorox Company                                                          78,999             90,225
       967       Coastal Corporation                                                     70,826             67,509
       758       Columbia Gas System Incorporated                                        41,268             42,164
     3,358       Comcast Corporation Class A                                            121,327            136,314
     4,973       Computer Associates International Incorporated                         299,405            276,312
     1,441       Computer Sciences Corporation+                                          75,652             92,224
     4,375       ConAgra Incorporated                                                   129,380            138,633
       872       Consolidated Natural Gas Company                                        48,898             51,339
     1,141       Cooper Industries Incorporated                                          77,034             62,684
       678       Cooper Tire & Rubber Company                                            16,443             13,984
       319       Adolph Coors Company Class B                                            11,795             10,846
       395       Crane Company                                                           20,841             19,182
     1,204       Crown Cork & Seal Company                                               62,495             57,190
       329       Cummins Engine Company Incorporated                                     18,437             16,861
       804       Cyprus Amax Minerals                                                    13,343             10,653
       419       Data General Corporation+                                                6,494              6,259
     2,249       Deere & Company                                                        126,748            118,916
       700       Deluxe Corporation                                                      24,186             25,069
     1,765       Dominion Resources Incorporated                                         69,663             71,924
     1,355       RR Donnelley & Sons Company                                             60,490             61,991
     2,014       Dover Corporation                                                       78,223             68,979
     2,051       Dow Chemical Company                                                   200,570            198,306
       829       Dow Jones & Company Incorporated                                        40,414             46,217
     1,611       Dresser Industries Incorporated                                         81,861             70,985
     1,565       Dun & Bradstreet Corporation                                            53,303             56,536
       176       Eastern Enterprises                                                      7,158              7,546
       721       Eastman Chemical Company                                                49,093             44,882

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 LARGE CAPITALIZATION STOCKS (CONTINUED)
       543       Echlin Incorporated                                                $    26,312        $    26,641
     1,211       Ecolab Incorporated                                                     38,971             37,541
       390       EG & G Incorporated                                                     11,625             11,700
     4,016       Emerson Electric Company                                               254,710            242,215
     1,343       Engelhard Corporation                                                   29,319             27,196
     2,991       Enron Corporation                                                      157,202            161,701
     2,199       Entergy Corporation                                                     56,823             63,221
     6,281       Federal Home Loan Mortgage Corporation                                 282,414            295,600
     2,588       Fleet Financial Group Incorporated                                     210,972            216,098
       314       Fleetwood Enterprises Incorporated                                      13,509             12,560
       721       Fluor Corporation                                                       33,893             36,771
       316       FMC Corporation+                                                        24,172             21,547
       350       Foster Wheeler Corporation                                               9,387              7,503
     2,590       Gannett Company Incorporated                                           171,094            184,052
     1,182       General Dynamics Corporation                                            50,226             54,963
     1,462       General Mills Incorporated                                             100,558             99,964
     6,086       General Motors Corporation                                             419,282            406,621
       697       General Re Corporation                                                 153,438            176,690
       423       General Signal Corporation                                              17,918             15,228
     1,637       Genuine Parts Company                                                   57,130             56,579
       517       Giant Food Incorporated Class A                                         19,870             22,263
    10,230       Gillette Company                                                       583,499            579,913
       522       Golden West Financial                                                   54,288             55,495
     1,445       Goodyear Tire & Rubber Company                                         101,413             93,112
       854       Grainger (W W) Incorporated                                             45,739             42,540
       329       Great Atlantic & Pacific Tea Company                                    10,286             10,878
       515       Great Lakes Chemical Corporation                                        21,792             20,310
     2,354       Halliburton Company                                                    124,265            104,900
       609       Harcourt General Incorporated                                           31,917             36,235
       412       Harnischfeger Industries Incorporated                                   11,763             11,665
     1,246       Hasbro Incorporated                                                     47,129             48,983
       432       Helmerich & Payne Incorporated                                          12,525              9,612
     1,329       Hershey Foods Corporation                                               94,583             91,701
     2,254       Hilton Hotels Corporation                                               72,295             64,239
     1,817       Homestake Mining Company                                                20,557             18,851
     2,932       Household International Incorporated                                   128,595            145,867
     2,693       Houston Industries Incorporated                                         79,256             83,146
     2,247       Illinois Tool Works Incorporated                                       150,534            149,847
     1,438       Inco Limited                                                            23,583             19,593
     1,524       Ingersoll-Rand Company                                                  69,983             67,151
       421       Inland Steel Industries Incorporated                                    12,133             11,867
     1,039       International Flavors & Fragrances                                      50,333             45,132
     2,800       International Paper Company                                            144,102            120,400
     1,242       Interpublic Group Companys Incorporated                                 74,897             75,374
     1,014       Jefferson-Pilot Corporation                                             57,872             58,749
       335       Jostens Incorporated                                                     7,996              8,082
     4,399       K Mart Corporation                                                      80,102             84,681
       336       Kaufman & Broad Home Corporation                                         9,104             10,668
     3,736       Kellogg Company                                                        153,324            140,333

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 LARGE CAPITALIZATION STOCKS (CONTINUED)
       410       Kerr-McGee Corporation                                             $    26,800        $    23,729
     3,981       KeyCorp                                                                154,365            141,823
       633       King World Productions+                                                 16,379             16,141
       683       Knight-Ridder Incorporated                                              40,100             37,608
     2,294       Kroger Company+                                                         95,263             98,355
     2,125       Limited Incorporated                                                    72,442             70,391
       915       Lincoln National Corporation                                            81,151             83,608
       575       Liz Claiborne Incorporated                                              27,966             30,044
       333       Longs Drug Stores Corporation                                            9,674              9,615
       943       Louisiana-Pacific Corporation                                           19,980             17,210
     3,210       Lowe's Company Incorporated                                            111,782            130,206
       548       Manor Care Incorporated                                                 18,572             21,064
     2,343       Marsh & McLennan Companies Incorporated                                136,393            141,605
     1,521       Masco Corporation                                                       88,839             92,021
     2,673       Mattel Incorporated                                                    109,188            113,101
     4,513       MBNA Corporation                                                       148,247            148,929
       519       McDermott International Incorporated                                    21,668             17,873
       906       McGraw-Hill Incorporated                                                67,776             73,896
     6,596       MCI Communications                                                     333,224            383,392
       902       Mead Corporation                                                        31,259             28,638
       316       Mercantile Stores Company Incorporated                                  23,596             24,944
       454       Meredith Corporation                                                    19,045             21,310
     3,151       Merrill Lynch & Company Incorporated                                   277,748            290,680
       375       Millipore Corporation                                                   12,829             10,219
     3,716       Minnesota Mining & Manufacturing Company                               344,268            305,409
     5,454       Monsanto Company                                                       294,055            304,742
       764       Moore Corporation Limited                                               12,173             10,123
     1,629       JP Morgan & Company Incorporated                                       214,420            190,797
        70       NACCO Industries Incorporated Class A                                   11,271              9,047
       573       Nalco Chemical Company                                                  21,770             20,127
     2,989       National City Corporation                                              201,055            212,219
     1,513       National Semiconductor+                                                 31,264             19,953
       370       National Service Industries Incorporated                                19,459             18,824
       622       Navistar International Corporation+                                     17,710             17,960
       873       New York Times Company Class A                                          63,296             69,185
     1,470       Newell Company                                                          69,451             73,224
     1,347       Newmont Mining Corporation                                              39,831             31,823
     1,242       Niagara Mohawk Power Corporation+                                       15,762             18,552
       416       NICOR Incorporated                                                      16,313             16,692
       665       Nordstrom Incorporated                                                  44,194             51,371
     3,445       Norfolk Southern Corporation                                           113,948            102,704
     1,382       Northern States Power Company                                           39,284             39,560
     4,740       Northern Telecom Limited                                               289,447            268,995
       616       Northrop Grumman Corporation                                            65,780             63,525
     6,891       Norwest Corporation                                                    262,058            257,551
     3,220       Novell Incorporated+                                                    32,904             41,055
       756       Nucor Corporation                                                       43,244             34,776
     3,345       Occidental Petroleum Corporation                                        96,148             90,315
       910       Oryx Energy Company+                                                    23,112             20,134

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 LARGE CAPITALIZATION STOCKS (CONTINUED)
       711       PACCAR Incorporated                                                $    40,676        $    37,150
     2,651       PacifiCorp                                                              60,708             59,979
     1,054       Parker Hannifin Corporation                                             45,115             40,184
     2,015       PECO Energy Company                                                     49,266             58,813
     2,286       JC Penney Company Incorporated                                         163,487            165,306
       408       Pennzoil Company                                                        25,472             20,655
       303       Peoples Energy Corporation                                              11,039             11,703
       546       Pep Boys-Manny Moe & Jack                                               12,480             10,340
       418       Perkin-Elmer Corporation                                                28,368             25,994
       506       Phelps Dodge Corporation                                                32,897             28,937
     2,364       Phillips Petroleum Company                                             113,887            113,915
     2,202       Pioneer Hi Bred International Inc                                       85,376             91,108
     2,580       Pitney Bowes Incorporated                                              124,898            124,162
     2,227       Placer Dome Incorporated                                                30,914             26,167
     2,725       PNC Bank Corporation                                                   161,132            146,639
       386       Polaroid Corporation                                                    16,394             13,727
       249       Potlatch Corporation                                                    11,370             10,458
     1,633       PPG Industries Incorporated                                            116,755            113,596
     2,096       Public Services Enterprise Group                                        70,519             72,181
       364       Pulte Corporation                                                        9,741             10,875
     1,292       Quaker Oats Company                                                     71,265             70,979
       962       Ralston-Purina Group                                                   103,586            112,374
       730       Raychem Corporation                                                     28,841             21,581
       636       Reynolds Metals Company                                                 41,070             35,576
       552       Rohm & Haas Company                                                     60,531             57,373
       745       Rowan Company Incorporated+                                             22,421             14,481
     1,389       Rubbermaid Incorporated                                                 42,498             46,097
       314       Russell Corporation                                                      8,282              9,479
       658       Ryder System Incorporated                                               22,382             20,768
     4,271       Sara Lee Corporation                                                   257,936            238,909
     6,681       Schering-Plough Corporation                                            567,705            612,147
       680       Scientific-Atlanta Incorporated                                         15,638             17,255
     3,267       Seagram Company Limited                                                136,544            133,743
     2,331       Service Corporation International                                       94,926             99,942
       216       Shared Medical System Corporation                                       15,589             15,862
     1,587       Sherwin Williams Company                                                54,143             52,569
       864       Sigma-Aldrich Corporation                                               33,180             30,348
     1,615       Silicon Graphics Incorporated+                                          20,771             19,582
       524       Snap-On Incorporated                                                    22,882             18,995
     1,046       Sonat Incorporated                                                      44,271             40,402
     2,000       Southwest Airlines Company                                              53,748             59,250
       173       Springs Industries Incorporated Class A                                  9,681              7,980
     3,898       Sprint Corporation                                                     268,761            274,809
       722       St Jude Medical Incorporated+                                           27,782             26,579
     2,136       St Paul Company Incorporated                                            92,896             89,846
       768       Stanley Works                                                           38,066             31,920
       855       Stone Container Corporation                                             15,289             13,359
       824       Sun Company Incorporated                                                34,508             31,981
     3,448       Sun Microsystems Incorporated+                                         144,544            149,772

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 LARGE CAPITALIZATION STOCKS (CONTINUED)
     1,914       SunTrust Banks Incorporated                                        $   150,667        $   155,632
       517       Supervalu Incorporated                                                  22,313             22,942
     3,027       Sysco Corporation                                                       74,694             77,567
       990       Tandy Corporation                                                       45,518             52,532
       435       Tektronix Incorporated                                                  17,841             15,388
       486       Temple-Inland Incorporated                                              30,744             26,183
     3,558       Texas Instruments Incorporated                                         225,584            207,476
     2,381       Texas Utilities Company                                                 93,135             99,109
     1,514       Textron Incorporated                                                   117,989            108,535
       473       Thomas & Betts Corporation                                              27,882             23,295
     5,380       Time Warner Incorporated                                               416,182            459,654
       808       Times Mirror Company Class A                                            50,755             50,803
       542       Timken Company                                                          21,501             16,700
     2,976       TJX Companies Incorporated                                              70,805             71,796
     1,305       Torchmark Corporation                                                   56,766             59,704
     2,544       Toys R Us Incorporated+                                                 71,772             59,943
       573       Transamerica Corporation                                                65,827             65,967
     1,160       TRW Incorporated                                                        63,084             63,365
     1,963       Unicom Corporation                                                      66,121             68,828
       600       Union Camp Corporation                                                  36,560             29,775
     1,240       Union Carbide Corporation                                               63,637             66,185
     2,227       Union Pacific Corporation                                              122,728             98,266
     2,247       Unisys Corporation+                                                     55,299             63,478
     1,721       United Healthcare Corporation                                          122,651            109,283
       652       United States Surgical                                                  20,916             29,747
     2,105       United Technologies Corporation                                        200,561            194,712
     2,221       Unocal Corporation                                                      87,841             79,401
     1,294       UNUM Corporation                                                        75,627             71,817
       919       USAir Group Incorporated+                                               63,454             72,831
     1,686       UST Incorporated                                                        45,912             45,522
     2,581       USX -- Marathon Group                                                   92,067             88,561
       742       USX -- US Steel Group                                                   27,396             24,486
     1,151       VF Corporation                                                          59,241             59,205
     3,239       Viacom Incorporated Class B+                                           184,609            188,672
     1,872       Wachovia Corporation                                                   152,756            158,184
     7,429       Warner Lambert Company                                                 460,691            515,387
       777       Wells Fargo & Company                                                  285,061            286,713
     1,137       Wendy's International Incorporated                                      26,892             26,720
       499       Western Atlas Incorporated+                                             40,685             42,353
       877       Westvaco Corporation                                                    26,427             24,775
     1,817       Weyerhaeuser Company                                                   100,757             83,923
       688       Whirlpool Corporation                                                   46,589             47,300
     1,380       Winn-Dixie Stores Incorporated                                          53,624             70,639
       833       Worthington Industries Incorporated+                                    14,356             12,547
     1,098       Wm. Wrigley Jr. Company                                                102,444            107,604
     2,989       Xerox Corporation                                                      330,741            303,757
                                                                                    -----------        -----------
                                                                                    $21,915,471        $22,034,158

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 MANUFACTURING PROCESSING (4.14%)
       243       Aeroquip Vickers Incorporated                                      $    16,185        $    14,185
     2,226       Air Products & Chemicals Incorporated                                   97,220             89,040
     2,055       Alcan Aluminum Limited                                                  65,633             56,769
     5,154       Allied Signal Incorporated                                             224,714            228,709
     1,584       Aluminum Company of America                                            117,463            104,445
    14,790       American Telephone & Telegraph Corporation                             858,952            844,879
       898       Apache Corporation                                                      31,431             28,287
       929       Armco Incorporated+                                                      6,136              5,922
       347       Asarco Incorporated                                                      8,271              7,721
     1,068       Avery Dennison Corporation                                              54,662             57,405
       260       Ball Corporation                                                         9,865             10,449
     3,308       Barrick Gold Corporation                                                70,776             63,472
     1,976       Battle Mountain Gold Company                                            12,670             11,732
       456       Bemis Company Incorporated                                              19,691             18,639
     1,183       Bethlehem Steel Corporation+                                            16,703             14,714
     2,938       Eastman Kodak Company                                                  209,178            214,658
       660       Eaton Corporation                                                       59,891             51,315
     2,007       Fort James Corporation                                                  98,066             89,311
     1,577       Fortune Brands Incorporated                                             58,293             60,616
       664       Goodrich Company                                                        34,165             32,951
       831       Hercules Incorporated                                                   38,554             34,175
     1,195       Honeywell Incorporated                                                 106,170             99,857
     1,159       IKON Office Solutions                                                   27,627             16,878
    12,245       Johnson & Johnson                                                      871,435            903,069
       770       Johnson Controls Incorporated                                           45,672             43,938
     1,419       Owens-Illinois Incorporated+                                            58,934             63,500
     1,073       Pall Corporation                                                        21,557             21,996
     1,456       Praxair Incorporated                                                    71,103             68,159
    12,211       Procter & Gamble Company                                               997,225          1,111,964
       709       Sealed Air Corporation                                                  36,798             26,056
     2,180       Sempra Energy                                                           59,188             60,487
     1,565       Tenneco Incorporated                                                    66,554             59,568
     5,310       Tyco International Limited+                                            278,087            334,530
                                                                                    -----------        -----------
                                                                                    $ 4,748,869        $ 4,849,396
                 MEDIUM CAPITALIZATION STOCKS (2.36%)
       590       Adobe Systems Incorporated                                         $    29,319        $    25,038
     1,362       Cabletron Systems Incorporated+                                         19,128             18,302
     1,044       Cardinal Health Incorporated                                            96,705             97,875
     1,516       Cincinnati Financial Corporation                                        64,597             58,176
     1,456       Comerica Incorporated                                                   95,831             96,460
       927       Consolidated Stores Corporation+                                        36,774             33,604
     5,918       Dell Computer Corporation+                                             536,133            549,264
     4,532       EMC Corporation+                                                       203,197            203,090
     1,393       Equifax Incorporated                                                    52,034             50,583
     1,905       Federated Department Stores Incorporated+                               97,189            102,513
     2,104       Fifth Third Bancorp                                                    107,230            132,552
     2,275       Franklin Resources Incorporated                                        123,387            122,850
     1,512       Frontier Corporation                                                    45,168             47,628
       630       Fruit of the Loom Incorporated Class A+                                 22,414             20,908

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 MEDIUM CAPITALIZATION STOCKS (CONTINUED)
     1,272       Green Tree Financial Corporation                                   $    53,845        $    54,458
     1,510       Humana Incorporated+                                                    40,874             47,093
     1,746       Huntington Bancshares Incorporated                                      59,535             58,491
       723       KLA Instruments Corporation+                                            29,084             20,018
     1,080       Lehman Brothers Holdings                                                79,507             83,768
       889       MBIA Incorporated                                                       66,038             66,564
     1,228       Mercantile Bancorporation                                               64,838             61,861
     1,082       MGIC Investment Corporation                                             67,346             61,742
     1,060       Northern Trust Corporation                                              74,768             80,825
     1,550       Omnicom Group                                                           74,481             77,306
     2,464       Parametric Technology Corporation+                                      80,335             66,836
       660       Progressive Corporation Ohio                                            92,763             93,060
     2,385       Charles Schwab Corporation                                              83,222             77,513
     1,779       Sunamerica Incorporated                                                 87,761            102,181
     2,359       Synovus Financial Corporation                                           53,473             56,026
     1,409       Thermo Electron Corporation+                                            53,921             48,170
     3,525       Washington Mutual Incorporated                                         163,400            153,117
                                                                                    -----------        -----------
                                                                                    $ 2,754,297        $ 2,767,872
                 PHARMACEUTICALS (2.31%)
     9,063       Bristol-Myers Squibb Company                                       $   992,397        $ 1,041,679
    10,884       Merck & Company Incorporated                                         1,292,272          1,455,735
     4,626       Pharmacia and Upjohn Incorporated                                      196,141            213,374
                                                                                    -----------        -----------
                                                                                    $ 2,480,810        $ 2,710,788
                 RETAIL & RELATED (2.76%)
     1,944       Costco Companies Incorporated+                                     $   110,816        $   122,593
     3,961       Dayton-Hudson Corporation                                              171,671            192,108
     3,605       Gap Incorporated                                                       191,068            222,158
     6,691       Home Depot Incorporated                                                470,343            555,771
     2,090       May Department Stores Company                                          132,665            136,895
     4,276       Medtronic Incorporated                                                 213,539            272,595
     2,319       Rite Aid Corporation                                                    72,428             87,107
     3,573       Sears Roebuck & Company                                                211,285            218,176
    20,452       Wal Mart Stores Incorporated                                         1,053,729          1,242,459
     4,523       Walgreen Company                                                       160,757            186,856
                                                                                    -----------        -----------
                                                                                    $ 2,788,301        $ 3,236,718
                 SEMICONDUCTORS (1.28%)
    15,444       Intel Corporation                                                  $ 1,261,053        $ 1,144,786
     1,218       LSI Logic Corporation+                                                  30,419             28,090
     1,921       Micron Technology Incorporated+                                         58,874             47,665
     5,437       Motorola Incorporated                                                  304,281            285,782
                                                                                    -----------        -----------
                                                                                    $ 1,654,627        $ 1,506,323

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                   COST              VALUE
                 SHELTER & RELATED (0.05%)
       349       Armstrong World Incorporated                                       $    28,726        $    23,514
       484       Boise Cascade Corporation                                               17,779             15,851
       460       Owens Corning Fiberglass Corporation                                    18,685             18,774
                                                                                    -----------        -----------
                                                                                    $    65,190        $    58,139
                 TELECOMMUNICATIONS (1.66%)
     1,161       Clear Channel Communications Incorporated+                         $   107,148        $   126,694
     1,015       DSC Communications Corporation+                                         19,113             30,450
     8,766       GTE Corporation                                                        512,302            487,609
     2,489       NEXTEL Communications Class A+                                          65,791             61,914
    16,745       SBC Communication Incorporated                                         702,374            669,800
     1,662       Tellabs Incorporated+                                                  116,302            119,041
     9,399       WorldCom Incorporated+                                                 406,919            455,264
                                                                                    -----------        -----------
                                                                                    $ 1,929,949        $ 1,950,772
                 TRANSPORTATION (0.30%)
     1,444       Burlington Northern Santa Fe                                       $   145,482        $   141,783
     1,978       CSX Corporation                                                        106,276             89,999
       690       Delta Air Lines Incorporated                                            81,358             89,182
     2,928       Laidlaw Incorporated                                                    38,882             35,685
                                                                                    -----------        -----------
                                                                                    $   371,998        $   356,649
                 UTILITIES (2.54%)
     1,682       Alltel Corporation                                                 $    68,741        $    78,213
     1,281       Ameren Corporation                                                      50,076             50,920
     1,732       American Electric Power Incorporated                                    81,710             78,589
    10,021       Ameritech Corporation                                                  440,118            449,692
     1,371       Baltimore Gas & Electric Company                                        43,338             42,587
    14,136       Bell Atlantic Corporation                                              668,633            644,955
     9,016       Bellsouth Corporation                                                  588,744            605,199
     1,456       Cinergy Corporation                                                     48,840             50,960
     2,122       Consolidated Edison Incorporated                                        95,438             97,745
     1,349       DTE Energy Company                                                      54,026             54,466
     3,297       Duke Power Company                                                     190,350            195,347
     3,482       Edison International                                                   102,126            102,937
     2,082       First Energy Corporation                                                62,494             64,022
     1,192       GPU Incorporated                                                        46,037             45,073
       267       Oneok Incorporated                                                      10,737             10,647
     3,619       PG&E Corporation                                                       111,080            114,225
     1,528       PP & L Resources Incorporated                                           34,571             34,667
     6,351       Southern Company                                                       167,480            175,843
     2,735       Tenet Healthcare Corporation+                                           97,648             85,469
                                                                                    -----------        -----------
                                                                                    $ 2,962,187        $ 2,981,556
                 TOTAL COMMON STOCKS                                                $79,518,268        $81,528,925

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

                                                                              INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                           RATE           DATE            VALUE
                 U.S. TREASURY SECURITIES--28.56%
                 U.S. TREASURY BONDS--28.56%
$3,800,000       U.S. Treasury Bonds                                            6.00%        02/15/26       $  3,953,178
 4,050,000       U.S. Treasury Bonds                                            6.13         11/15/27          4,339,818
 2,900,000       U.S. Treasury Bonds                                            6.38         08/15/27          3,184,548
   300,000       U.S. Treasury Bonds                                            6.50         11/15/26            333,141
 1,050,000       U.S. Treasury Bonds                                            6.63         02/15/27          1,185,681
   550,000       U.S. Treasury Bonds                                            6.75         08/15/26            629,662
   700,000       U.S. Treasury Bonds                                            7.25         08/15/22            837,592
 3,500,000       U.S. Treasury Bonds                                            8.50         02/15/20          4,691,085
 3,700,000       U.S. Treasury Bonds                                            8.75         05/15/20          5,080,544
 2,350,000       U.S. Treasury Bonds                                            8.75         08/15/20          3,231,979
 2,200,000       U.S. Treasury Bonds                                            8.88         02/15/19          3,030,148
 2,150,000       U.S. Treasury Bonds                                            9.00         11/15/18          2,988,156
                                                                                                            ------------
                 TOTAL U.S. TREASURY SECURITIES                                                             $ 33,485,532
                 (Cost $31,318,581)
                 SHORT-TERM INSTRUMENTS--1.42%
                 U.S. TREASURY BILLS--1.42%
$   73,000       U.S. Treasury Bills                                            4.94%++      07/30/98       $     72,720
   430,000       U.S. Treasury Bills                                            4.95++       09/03/98            426,268
   141,000       U.S. Treasury Bills                                            4.96++       07/09/98            140,836
   871,000       U.S. Treasury Bills                                            5.00++       09/10/98            862,621
    94,000       U.S. Treasury Bills                                            5.01++       09/17/98             93,006
    75,000       U.S. Treasury Bills                                            5.02++       08/27/98             74,435
                                                                                                            ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                               $  1,669,886
                 (Cost $1,669,730)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $112,506,579)* (Notes 1 and 3)         99.54%                                        $116,684,343
                 Other Assets and Liabilities, Net                0.46                                           544,832
                 -----                                                                                      ------------
                 TOTAL NET ASSETS                        100.00%                                            $117,229,175
                 -----                                                                                      ============
                 -----

--------------------------------------------------------------------------------
+ Non-income earning securities.
++ Yield to maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                  Gross Unrealized Appreciation          $6,450,601
                  Gross Unrealized Depreciation          (2,272,837)
                                                         ----------
                  NET UNREALIZED APPRECIATION            $4,177,764
                                                         ==========

The accompanying notes are an integral part of these financial statements.

                               EQUITY VALUE FUND

     The LAT Equity Value Fund (the "Fund") seeks to provide investors with long-term capital appreciation. The Fund invests in common stocks and may invest in foreign and domestic convertible debt securities. The Fund follows a value strategy that targets underpriced stocks, with the flexibility to invest in a wide range of companies, regardless of company size. The portfolio managers believe that buying securities with low valuations potentially reduces overall volatility while maintaining long-term performance potential.

     Rex Wardlaw manages the Equity Value Fund. Mr. Wardlaw joined Wells Fargo Bank in 1993, and in addition to managing this Fund, also manages the Stagecoach Equity Value Fund, the equity portion of the Stagecoach Balanced Fund, the Employee Benefit Equity Value Fund, three Diversified Investment Funds and several individual institutional accounts. He earned an MBA with honors in Finance from the University of Oregon and is a Chartered Financial Analyst. Mr. Wardlaw is also an active member of the Portland Society of Financial Analysts.

PERFORMANCE SUMMARY

     The Equity Value Fund commenced operations on May 1, 1998. During the two-month reporting period ended June 30, 1998, the Fund reported a cumulative total return of -2.61%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 2.27% over the same period. The Fund's performance was impacted by the underweighting in drug companies compared to our benchmark. We chose not to invest in these sometimes volatile companies, thus foregoing the recent price appreciation, but remaining true to our value discipline. Despite the fact that this sector performed well, we do not believe that it offers value in the current market or at the current price levels.

     Value stocks in general lagged the market during the first two months of the Fund's operation. During May and early June, the U.S. markets witnessed a corrective cycle, which had a negative short-term impact on the performance of the newly launched Fund. As a result of this cycle, the market focused on the safety and liquidity of the top fifty U.S. stocks. These top-tiered stocks had a stellar performance of 22.4% year-to-date, compared with the bottom 450 stocks returning less than 12%. The Fund did not capture this performance, as it did not invest in these large, popular companies.

     During the two-month reporting period, the Equity Value Fund's share price decreased from $10.00 on May 1, 1998, to $9.72 on June 30, 1998. The Fund distributed $0.0193 per share in dividend income and did not distribute capital gains.

PORTFOLIO REVIEW

     We pursue a bottom-up investment approach for the Fund by focusing on key characteristics of individual companies. First, we screen stocks for low valuations or expectations. Then we look for stocks with a catalyst that may reverse the conditions that caused the low expectations. This process helps us identify true value stocks with a potential for long-term capital appreciation.

     We allocated the Fund's assets 82% into stocks and 18% in cash and cash equivalents. Because the Fund commenced operations on May 1, 1998, it had a higher cash allocation as we received large amounts of new money. Moving forward, we will reduce our cash position as the Fund further diversifies its assets.

     The finance sector was the largest industry group held by the Fund. We felt that this industry was a good place to find value stocks. This industry has been a strong performer, helping to boost earnings for the Fund. In addition, we increased investment in the utility sector to take advantage of deregulation effects and we believe there are excellent continued opportunities for these and other value stocks to perform positively.

     We selected stocks for the portfolio that we found to be inexpensive based on low price-to-earnings ratios or low price-to-book values. More importantly, each selected company had a catalyst working for it, providing large upside potential. Waste Management, for example, was a strong holding as the company is going through a merger, and we believe there will be an upward turn in stock price. Showing similar potential, Hartford Financial, a spin off from ITT, was in the process of becoming one of the top three insurance companies in the world. Overall, the Fund holds a wide range of stocks and is now diversified in a number of industry sectors.

     The Fund's turnover ratio of 50% was higher than normal, which can be attributed to our decision to sell securities where large capital gains occurred. In addition, the decision to sell securities in the basic materials and basic industry sectors was made because these stocks did not perform as originally anticipated. Typically, we attempt to maintain the portfolio turnover ratio between 35% and 40%.

STRATEGIC OUTLOOK

     We believe that the nation's economy may weaken over time due to the events in Asia, and that this impact may continue for up to five years. We believe that the U.S. dollar will continue to show strength and inflation will remain at stable to low levels. Given this, we feel that interest rates may drift lower and short-term rates will remain stable.

     Based on this outlook, we continue to see many good opportunities in the large-cap value universe. Our management strategy targets stocks that are "out of favor." We believe these companies are underpriced relative to their book value, current earnings, or projected earnings, making them hidden opportunities for capital appreciation. We intend to continue purchasing stocks within these parameters as they show the most potential for achieving long-term capital appreciation. Going forward, we will continue to monitor events in Asia and to avoid investment in particular industries that might be impacted by the crisis. We will continue to maintain our current management style with an emphasis on value. We feel the Fund is positioned very well for the upcoming months and we hope to produce solid performance.

                               EQUITY VALUE FUND
                            DATA AS OF JUNE 30, 1998

                          AVERAGE ANNUAL TOTAL RETURN
                                  YEAR TO DATE
                                     -2.61%

        TOP 10 HOLDINGS           % OF PORTFOLIO
        ---------------           --------------
Cabot Corp.                             2.9%
Hartford Financial Services             2.5%
Chase Manhattan Corp.                   2.5%
Waste Management Inc.                   2.2%
Washington Mutual Inc.                  2.1%
Lockheed Martin Corp.                   2.1%
Royal Bank of Canada                    2.1%
Cigna Corp                              2.0%
Raytheon Company                        2.0%
Fremont General Corp.                   1.9%

       INDUSTRY BREAKDOWN         % OF PORTFOLIO
       ------------------         --------------
Finance                                  22%
Manufacturing -- Process                 12%
Capital Goods                            12%
Utilities                                 9%
Petroleum                                 8%
Consumer -- Discretionary                 8%
Consumer -- Basic                         5%
General Business                          4%
Transportation                            1%
Shelter                                   1%
------------------------------------------------
TOTAL COMMON STOCK:                      82%

      PORTFOLIO ALLOCATION        % OF PORTFOLIO
      --------------------        --------------
Stocks                                   82%
Cash                                     18%

         PORTFOLIO DATA           % OF PORTFOLIO
         --------------           --------------
Number of Issues                         60
Beta                                   0.89
Median Market Capitalization          $10.0
  ($B)
Weighted Average P/E                   18.6
Weighted Average Price to Book          3.5

     Past performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Equity Value Fund will fluctuate with the market conditions so that redemption proceeds may be worth more or less than their original cost.

     During the six-month reporting period ended June 30, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

     There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

LIFE & ANNUITY TRUST EQUITY VALUE FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST            VALUE
                 COMMON STOCKS (80.75%)
                 AEROSPACE (2.03%)
       400       Lockheed Martin Corporation                                        $   40,857       $   42,350
                 AUTOMOBILE & RELATED (1.38%)
       250       Chrysler Corporation                                               $   13,411       $   14,094
       250       Ford Motor Company                                                     14,004           14,750
                                                                                    ----------       ----------
                                                                                    $   27,415       $   28,844
                 CAPITAL GOODS (6.88%)
       300       Harris Corporation                                                 $   12,680       $   13,406
       250       Maytag Corporation                                                     12,614           12,344
       675       New Century Energies Incorporated                                      31,074           30,670
       700       Raytheon Company Class B                                               39,837           41,387
     1,300       Waste Management Incorporated                                          43,648           45,500
                                                                                    ----------       ----------
                                                                                    $  139,853       $  143,307
                 COMPUTER SYSTEMS (1.10%)
       200       International Business Machines Corporation                        $   21,891       $   22,962
                 CONGLOMERATES (1.05%)
       250       Loews Corporation                                                  $   22,067       $   21,781
                 CONSUMER--BASIC (1.45%)
     1,250       American Stores Corporation                                        $   31,959       $   30,234
                 CONSUMER--DISCRETIONARY (1.15%)
     1,250       Venator Group Incorporated+                                        $   23,928       $   23,906
                 ENERGY & RELATED (7.89%)
       400       Atlantic Richfield Company                                         $   31,757       $   31,250
     1,850       Cabot Corporation                                                      60,648           59,778
       300       Mobil Corporation                                                      23,446           22,988
       300       Texaco Incorporated                                                    18,812           17,906
       975       Valero Energy Corporation                                              32,281           32,419
                                                                                    ----------       ----------
                                                                                    $  166,944       $  164,341

LIFE & ANNUITY TRUST EQUITY VALUE FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST            VALUE
                 FINANCE & RELATED (20.21%)
       500       American Bankers Insurance Group Incorporated                      $   29,853       $   30,063
       175       BankAmerica Corporation                                                14,747           15,127
       675       Chase Manhattan Bank                                                   47,906           50,963
       600       CIGNA Corporation                                                      42,332           41,400
       350       First Chicago NBD Corporation                                          31,244           31,019
       500       First Union Corporation                                                29,938           29,125
       700       Fremont General Corporation                                            38,272           37,931
       450       Hartford Financial Services Group                                      48,305           51,469
       700       Royal Bank of Canada                                                   41,050           42,219
       100       SAFECO Corporation                                                      4,688            4,544
       850       Simon Debartolo Group Incorporated                                     26,577           27,625
       750       SLM Holding Corporation                                                31,165           36,750
       375       Travelers Group Incorporated                                           22,882           22,734
                                                                                    ----------       ----------
                                                                                    $  408,959       $  420,969
                 FOOD & RELATED (1.61%)
       850       Philip Morris Co Incorporated                                      $   32,543       $   33,469
                 GENERAL BUSINESS & RELATED (2.42%)
       750       Allegheny Teledyne Incorporated                                    $   19,654       $   17,156
       700       Corrections Corporation of America+                                    16,579           16,450
       225       DuPont E I de Nemours and Company                                      16,654           16,791
                                                                                    ----------       ----------
                                                                                    $   52,887       $   50,397
                 HEALTHCARE (1.58%)
     1,250       Foundation Health Systems Incorporated                             $   34,944       $   32,969
                 LARGE CAPITALIZATION STOCKS (8.03%)
       650       Columbia Gas System Incorporated                                   $   36,208       $   36,156
       500       Deere & Company                                                        25,009           26,437
       600       Phillips Petroleum Company                                             30,048           28,913
       800       St Paul Company Incorporated                                           34,414           33,650
       550       Toys R Us Incorporated+                                                13,141           12,959
       850       USX -- Marathon Group                                                  30,459           29,166
                                                                                    ----------       ----------
                                                                                    $  169,279       $  167,281
                 MANUFACTURING PROCESSING (7.25%)
       250       Aluminum Company of America                                        $   18,770       $   16,484
       375       Eaton Corporation                                                      32,180           29,156
       500       Goodrich (B F) Company                                                 22,696           24,812
       500       Hercules Incorporated                                                  20,571           20,562
       450       Magna International Incorporated Class A                               32,658           30,881
       650       Owens-Illinois Incorporated+                                           28,696           29,087
                                                                                    ----------       ----------
                                                                                    $  155,571       $  150,982

LIFE & ANNUITY TRUST EQUITY VALUE FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST            VALUE
                 MEDIUM CAPITALIZATION STOCKS (7.24%)
     3,200       Food Lion Incorporated Class B                                     $   30,701       $   32,200
     1,075       Montana Power Company                                                  39,099           37,356
       550       TECO Energy Incorporated                                               14,894           14,747
       700       Tidewater Incorporated                                                 23,550           23,100
     1,000       Washington Mutual Incorporated                                         44,912           43,438
                                                                                    ----------       ----------
                                                                                    $  153,156       $  150,841
                 TELECOMMUNICATIONS (1.34%)
       500       GTE Corporation                                                    $   28,500       $   27,813
                 TRANSPORTATION (1.31%)
       600       CSX Corporation                                                    $   27,136       $   27,300
                 UTILITIES (6.82%)
       850       American Water Works Incorporated                                  $   25,887       $   26,350
       400       Ameritech Corporation                                                  17,582           17,950
       700       Bell Atlantic Corporation                                              33,230           31,938
       550       Cinergy Corporation                                                    19,363           19,250
       250       Duke Power Company                                                     14,942           14,813
     1,150       Southern Company                                                       32,148           31,841
                                                                                    ----------       ----------
                                                                                    $  143,152       $  142,142
                 TOTAL COMMON STOCKS                                                $1,681,041       $1,681,888

LIFE & ANNUITY TRUST EQUITY VALUE FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE           VALUE
                 SHORT-TERM INSTRUMENTS--17.48%
                 REPURCHASE AGREEMENTS--17.48%
 $94,000         Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               5.75%         7/1/98        $   94,000
  90,000         HSBC Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               5.75          7/1/98            90,000
  90,000         JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               5.65          7/1/98            90,000
  90,000         Morgan Stanley & Co Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               5.70          7/1/98            90,000
                 TOTAL SHORT-TERM INSTRUMENTS
                 (Cost $364,000)                                                                          $  364,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $2,045,036)* (Notes 1 and 3)          98.23%                                       $2,045,887
                 Other Assets and Liabilities, Net            1.77                                            36,903
                                                            ------                                        ----------
                 TOTAL NET ASSETS                           100.00%                                       $2,082,790
                                                            ======                                        ==========

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                 Gross Unrealized Appreciation          $ 35,206
                 Gross Unrealized Depreciation           (34,355)
                                                        --------
                 NET UNREALIZED APPRECIATION            $    851
                                                        ========

The accompanying notes are an integral part of these financial statements.

                                  GROWTH FUND

     The LAT Growth Fund (the "Fund") seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks. The majority of the Fund's holdings consist of larger, established companies with market capitalizations which fall within the range of the Russell 1000 Index. The management style is based on fundamentals, meaning stocks must exhibit solid fundamentals, such as a strong management team, industry dominance and low production costs.

     Kelli Hill manages the Growth Fund. Ms. Hill joined Wells Fargo Bank in 1987 and in addition to managing the Life & Annuity Trust Growth Fund, also manages the Stagecoach Growth Fund, two Diversified Investment Funds, and an Employee Benefit Trust Fund, all of which are managed in the large cap growth style. She holds a B.A. in International Relations and Economics from the University of Southern California and is a Chartered Financial Analyst, Level II candidate.

PERFORMANCE SUMMARY

     For the six months ending June 30, 1998 the Fund reported a cumulative total return of 16.94%, slightly underperforming the Fund's benchmark, the S&P 500 Index, which returned 17.72% over the same period.

     The Fund lagged the benchmark primarily because it was underweighted in the consumer-cyclical industry as compared to its benchmark. This sector provided strong returns during the first half of the year. As we recognized significant opportunities in retail stocks, we increased our weighting in consumer-cyclicals. In addition, the Fund held an unusually high level of cash in January as we received sizable cash positions.

     During the six-month reporting period, the Growth Fund's share price increased from $16.79 on December 31, 1997 to $19.57 on June 30, 1998. The Fund distributed $0.0633 per share in dividend income, and no capital gains were distributed from the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on fund portfolio earnings.

PORTFOLIO REVIEW

     The Fund pursues a large cap growth strategy as we search for companies with rapidly expanding revenues and profits, and a demonstrated ability to develop new products, services and markets. Historically, these large cap stocks have long records of increasing earnings and steady dividend payments. We look for these stocks to contribute to our growth objective.

     As of June 30, 1998, the Fund was invested 95% in stocks and 5% in cash and cash equivalents. Due to uncertain market conditions, we held a higher allocation of cash than normal. In the future, we expect to keep that level below 5%.

     We decreased the amount of technology stocks held in the Fund, and enlisted companies that produced computer hardware. Our analysis showed that these stocks could be volatile due to decreased demand from Asian countries, as well as from overseas manufacturing concerns. Although these stocks contributed to the performance of the Fund's benchmark, we chose not to assume the risk.

     The finance sector represented 15% of the portfolio. This sector has been a strong performer due to the low interest rate environment. Specifically, holdings such as AIG and Chase Manhattan Bank did very well. Consolidations and mergers contributed to the performance of this industry. In addition, securities in consumer goods, entertainment and broadcasting also brought positive performance to the Fund.

     The telecommunication equipment industry played a significant role in the Fund's performance with investments in companies such as Lucent, Northern Telecom and Cisco Systems. As networks and systems are continually being built from mergers such as AT&T with TCI and WorldComm with MCI, companies will need to build their telecommunications infrastructure. As a result, we believe this industry will continue to show increased demand.

     Overall, the stocks in the portfolio exemplify a level of accelerated earnings growth. For example, the heavy equipment industry began to illustrate the kind of growth that we look for. Accordingly, we will continue to watch this industry and may increase the Fund's exposure to equipment stocks as opportunities warrant further consideration.

     Each of the stocks in the Fund's portfolio is selected with a focus on company fundamentals. We look for expanding revenues and profits, and the ability to develop new products, services and markets. For example, we believe General Electric is a well-run company that meets many of these criteria. It is one of the largest companies in the world and has implemented a manufacturing strategy that should increase its growth rate from 11% to 15%. In addition to being a company with consistent earnings, it has also improved operating margins and return on equity.

     Overall, the top ten holdings represent approximately 30-40% of the Fund's total return. And the top five holdings were the biggest contributors to total return, not only to the Fund, but also to the overall stock market.

STRATEGIC OUTLOOK

     While the nation's economy continues to be healthy, we believe that it may weaken over time. The Asian market crisis may cause further effects such as strengthening the U.S. dollar and slowing inflation. Given this, we feel that interest rates may drift lower and short-term rates will remain stable.

     Based on this outlook, we continue to see many good opportunities in the large-cap growth universe. These companies represent some of America's best-known firms with long histories of increasing earnings and steady dividend payments. Our management strategy examines these stocks for signs of expanding revenues and profits, and a demonstrated ability to develop new products, services and markets. We will continue to watch the events in Asia closely and take any appropriate actions to buffer the portfolio. Moving forward, we feel the Fund is well positioned and we will continue to search for domestically oriented large cap stocks with strong future growth projections.

                                  GROWTH FUND
                            DATA AS OF JUNE 30, 1998

                                                         YEAR TO DATE    1-YEAR    3-YEAR    SINCE INCEPTION
                                                         ------------    ------    ------    ---------------
AVERAGE ANNUAL TOTAL RETURNS                                16.94%       22.52%    22.92%         21.43%

TOP 10 HOLDINGS

                                     % OF PORTFOLIO
                                     --------------
General Electric Co.                      4.5%
American Int'l Group Inc.                 3.2%
Microsoft Corporation                     3.0%
Chase Manhattan Corp.                     2.9%
Coca Cola Co.                             2.6%
Household Int'l Inc.                      2.6%
Cisco Systems Inc.                        2.2%
Ericsson Lm. Tel. Adr.                    2.1%
Merck & Co. Inc.                          2.0%
Wal Mart Stores, Inc.                     1.8%

INDUSTRY BREAKDOWN

                                     % OF PORTFOLIO
                                     --------------
Capital Goods                              18%
Consumer -- Basic                          15%
Finance                                    15%
Consumer -- Discretionary                  13%
Manufacturing -- Process                   11%
Utilities                                   8%
Petroleum                                   7%
General Business                            7%
Shelter                                     1%
---------------------------------------------------
TOTAL COMMON STOCK:                        95%

PORTFOLIO ALLOCATION

                                     % OF PORTFOLIO
                                     --------------
Stocks                                     95%
Cash                                        5%

PORTFOLIO DATA

                                     % OF PORTFOLIO
                                     --------------
Number of Issues                            84
Beta                                      1.02
Median Market Capitalization ($B)        $63.3
Weighted Average P/E                      27.1
Weighted Average Price to Book             6.6

     Past performance assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Growth Fund will fluctuate with the market conditions so that redemption proceeds may be worth more or less than their original cost.

     During the six-month reporting period ended June 30, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

     There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

LIFE & ANNUITY TRUST GROWTH FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
                 COMMON STOCKS (94.60%)
                 AUTOMOBILE & RELATED (1.99%)
    34,544       Danaher Corporation                                                $   887,619       $ 1,267,333
     9,000       Ford Motor Company                                                     458,477           531,000
                                                                                    -----------       -----------
                                                                                    $ 1,346,096       $ 1,798,333
                 BASIC INDUSTRIES (2.67%)
    17,082       Colgate-Palmolive Company                                          $ 1,026,966       $ 1,503,216
    16,354       Monsanto Company                                                       650,162           913,780
                                                                                    -----------       -----------
                                                                                    $ 1,677,128       $ 2,416,996
                 BEVERAGE BREWING AND DISTRIBUTION (2.64%)
    27,960       Coca-Cola Company                                                  $ 1,866,077       $ 2,390,580
                 CAPITAL GOODS (0.19%)
     3,900       Boeing Company                                                     $   231,750       $   173,794
                 COMMERCIAL SERVICES (1.59%)
    33,450       Service Corporation International                                  $ 1,147,545       $ 1,434,169
                 COMPUTER SOFTWARE (3.50%)
     7,918       Hewlett Packard Company                                            $   537,430       $   474,090
    24,804       Microsoft Corporation+                                               1,810,950         2,688,133
                                                                                    -----------       -----------
                                                                                    $ 2,348,380       $ 3,162,223
                 COMPUTER SYSTEMS (5.13%)
    21,417       Cisco Systems Incorporated+                                        $ 1,104,772       $ 1,971,703
    11,806       International Business Machines Corporation                          1,304,133         1,355,476
    15,796       Lucent Technologies Incorporated                                       697,287         1,314,030
                                                                                    -----------       -----------
                                                                                    $ 3,106,192       $ 4,641,209
                 CONSUMER--BASIC (3.65%)
    17,036       Abbott Laboratories                                                $   605,005       $   696,347
    26,000       American Home Products Corporation                                     985,723         1,345,500
    14,386       Baxter International Incorporated                                      734,958           774,147
     8,400       Bestfoods                                                              459,893           487,725
                                                                                    -----------       -----------
                                                                                    $ 2,785,579       $ 3,303,719
                 ENERGY & RELATED (7.09%)
     7,900       Anadarko Petroleum Corporation                                     $   524,747       $   530,781
    22,114       Exxon Corporation                                                    1,418,847         1,577,005
     9,624       FPL Group Incorporated                                                 521,412           606,312
     9,662       Mobil Corporation                                                      683,372           740,351
    21,808       Royal Dutch Petroleum Company                                        1,178,882         1,195,351
     9,171       Schlumberger Limited                                                   716,095           626,494
    10,702       Texaco Incorporated                                                    593,250           638,776
    14,790       Williams Company Incorporated                                          380,723           499,163
                                                                                    -----------       -----------
                                                                                    $ 6,017,328       $ 6,414,233

LIFE & ANNUITY TRUST GROWTH FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
                 ENTERTAINMENT & LEISURE (0.78%)
     6,700       Walt Disney Company                                                $   651,806       $   703,919
                 FINANCE & RELATED (15.94%)
    10,624       Allstate Corporation                                               $   943,909       $   972,760
    19,584       American International Group Incorporated                            1,793,497         2,859,264
    20,401       Banc One Corporation                                                 1,020,257         1,138,631
    35,180       Chase Manhattan Bank                                                 1,913,554         2,656,090
    25,600       Conseco Incorporated                                                 1,061,734         1,196,800
    30,080       Federal Home Loan Mortgage Corporation                               1,261,754         1,415,640
    17,088       Federal National Mortgage Association                                1,034,742         1,038,096
    46,338       Household International Incorporated                                 1,666,484         2,305,316
    12,510       MBNA Corporation                                                       353,672           412,830
    12,932       Charles Schwab Corporation                                             388,363           420,290
                                                                                    -----------       -----------
                                                                                    $11,437,966       $14,415,717
                 FOOD & RELATED (1.45%)
     6,300       McDonald's Corporation                                             $   385,669       $   434,700
    22,300       Philip Morris Company Incorporated                                     956,616           878,062
                                                                                    -----------       -----------
                                                                                    $ 1,342,285       $ 1,312,762
                 GENERAL BUSINESS & RELATED (7.10%)
    13,488       DuPont E I de Nemours and Company                                  $   863,085       $ 1,006,542
    44,614       General Electric Company                                             2,941,846         4,059,874
    22,200       HBO & Company                                                          654,393           782,550
     8,614       Kimberly-Clark Corporation                                             434,056           395,167
     2,624       Tribune Company                                                        157,864           180,564
                                                                                    -----------       -----------
                                                                                    $ 5,051,244       $ 6,424,697
                 HEALTHCARE (2.14%)
     7,802       Lilly Eli & Company                                                $   538,552       $   515,420
    13,070       Pfizer Incorporated                                                  1,035,685         1,420,546
                                                                                    -----------       -----------
                                                                                    $ 1,574,237       $ 1,935,966
                 INTERNATIONAL STOCKS (0.36%)
    10,000       News Corporation Limited ADR (Australia)                           $   277,240       $   321,250
                 LARGE CAPITALIZATION STOCKS (6.76%)
    12,145       Chevron Corporation                                                $ 1,015,294       $ 1,008,794
    14,440       Gannett Company Incorporated                                           891,470         1,026,142
     9,400       MCI Communications                                                     450,567           546,375
    16,000       Northern Telecom Limited                                               884,313           908,000
    15,700       Sara Lee Corporation                                                   923,989           878,219
     9,400       Schering-Plough Corporation                                            705,756           861,275
     5,200       United Technologies Corporation                                        478,514           481,000
     4,000       Xerox Corporation                                                      392,460           406,500
                                                                                    -----------       -----------
                                                                                    $ 5,742,363       $ 6,116,305

LIFE & ANNUITY TRUST GROWTH FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
                 MANUFACTURING PROCESSING (9.93%)
    30,678       Allied Signal Incorporated                                         $ 1,162,301       $ 1,361,336
    15,900       Aluminum Company of America                                          1,084,332         1,048,406
    11,882       American Telephone & Telegraph Corporation                             663,971           678,759
    21,400       Fort James Corporation                                                 936,751           952,300
    15,600       Honeywell Incorporated                                               1,207,060         1,303,575
    16,026       Johnson & Johnson                                                    1,070,814         1,181,917
    15,372       Procter & Gamble Company                                             1,255,228         1,399,813
    16,800       Tyco International Limited+                                            873,712         1,058,400
                                                                                    -----------       -----------
                                                                                    $ 8,254,169       $ 8,984,506
                 MEDIUM CAPITALIZATION STOCKS (2.14%)
     9,400       Consolidated Stores Corporation+                                   $   426,097       $   340,750
    23,500       EMC Corporation+                                                       864,799         1,053,094
     9,400       Sunamerica Incorporated                                                468,642           539,912
                                                                                    -----------       -----------
                                                                                    $ 1,759,538       $ 1,933,756
                 PHARMACEUTICALS (3.99%)
    11,896       Bristol-Myers Squibb Company                                       $ 1,158,876       $ 1,367,296
    13,500       Merck & Company Incorporated                                         1,381,668         1,805,625
     7,200       Smithkline Beecham Plc                                                 360,551           435,600
                                                                                    -----------       -----------
                                                                                    $ 2,901,095       $ 3,608,521
                 RETAIL & RELATED (5.14%)
    21,360       Dayton-Hudson Corporation                                          $   657,481       $ 1,035,960
     4,854       Gap Incorporated                                                       182,036           299,128
    20,188       Gillette Company                                                       723,855         1,144,407
     6,300       Home Depot Incorporated                                                438,332           523,294
    27,176       Wal Mart Stores Incorporated                                         1,142,251         1,650,942
                                                                                    -----------       -----------
                                                                                    $ 3,143,955       $ 4,653,731
                 SEMICONDUCTORS (1.05%)
    12,804       Intel Corporation                                                  $ 1,079,774       $   949,096
                 TELECOMMUNICATIONS (6.81%)
     2,100       Clear Channel Communications Incorporated+                         $   199,368       $   229,162
    64,830       Ericsson Telefonaktiebolaget L M Class B--Sponsored ADR              1,266,514         1,855,759
    17,198       GTE Corporation                                                        810,252           956,639
     8,604       Portugal Telecom SA--Sponsored ADR                                     383,714           455,474
    31,952       SBC Communication Incorporated                                       1,040,152         1,278,080
     6,244       Telecom Italia SPA--Sponsored ADR                                      411,054           458,934
     6,855       Tellabs Incorporated+                                                  420,405           490,989
     9,000       WorldCom Incorporated+                                                 427,982           435,937
                                                                                    -----------       -----------
                                                                                    $ 4,959,441       $ 6,160,974

LIFE & ANNUITY TRUST GROWTH FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

  SHARES                                SECURITY NAME                                  COST              VALUE
                 UTILITIES (2.57%)
    19,776       Bell Atlantic Corporation                                          $   904,866       $   902,280
    19,918       Edison International                                                   523,501           588,826
    26,368       PG&E Corporation                                                       804,109           832,240
                                                                                    -----------       -----------
                                                                                    $ 2,232,476       $ 2,323,346
                 TOTAL COMMON STOCKS                                                $70,933,664       $85,579,802

                                                                               INTEREST       MATURITY
PRINCIPAL                                                                        RATE           DATE            VALUE
                 SHORT-TERM INSTRUMENTS--5.39%
                 REPURCHASE AGREEMENTS--5.39%
$3,549,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               5.75%         7/1/98        $ 3,549,000
   166,000       HSBC Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               5.75          7/1/98            166,000
   707,000       JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               5.65          7/1/98            707,000
   457,000       Morgan Stanley & Co Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities               5.70          7/1/98            457,000
                                                                                                             -----------

                 TOTAL SHORT-TERM INSTRUMENTS
                 (Cost $4,879,000)                                                                        $ 4,879,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $75,812,663)* (Notes 1 and 3)        100.00%                                       $90,458,802
                 Other Assets and Liabilities, Net            0.00                                              2,034
                                                            ------                                        -----------
                 TOTAL NET ASSETS                           100.00%                                       $90,460,836
                                                            ======                                        ===========

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                 Gross Unrealized Appreciation          $15,545,325
                 Gross Unrealized Depreciation             (899,186)
                                                        -----------
                 NET UNREALIZED APPRECIATION            $14,646,139
                                                        ===========

The accompanying notes are an integral part of these financial statements.

                               MONEY MARKET FUND

     The LAT Money Market Fund (the "Fund") seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Fund may invest in repurchase agreements, commercial paper, corporate bonds, floating rate bonds and certificates of deposit. The Fund is managed with the goal of maintaining a stable share price of $1.00, however, there can be no assurance that the Fund will meet this objective.

     Mike Neitzke manages the Fund. Mr. Neitzke joined Wells Fargo Bank in 1996 from First Interstate Capital Management. He has over a decade of experience in managing taxable money market mutual funds at First Interstate Bank and Union Capital Advisors. He holds a B.A. in Finance from California State University and is a Chartered Financial Analyst candidate.

YIELD SUMMARY

     The Money Market Fund's seven-day annualized yield on June 30, 1998 was 4.57% and its 30-day current yield was 4.66%. The Fund distributed $0.0239 in dividend income for the 6-month reporting period, and no capital gains were distributed from the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

     During the reporting period ended June 30, 1998, the Fund posted a return of 2.41% compared with its benchmark, the IBC/Donoghue Money Market Average Index, which returned 2.52% for the same period.

     The Fund slightly underperformed the benchmark primarily because it maintained a heavier weighting in repurchase agreements to provide a high level of liquidity. Overall, we followed a high quality and conservative strategy, which allowed us to maintain a competitive yield.

PORTFOLIO REVIEW

     Due to the low interest rate environment, we invested in repurchase agreements which are higher yielding than comparable maturity U.S. Treasury bills. As a result, we maintained a portfolio weighting of approximately 43% in repurchase agreements. In addition to repurchase agreements, we purchased longer-term U.S. Treasury notes with maturities of thirteen months or less, because they offered competitive yields over Treasury bills. This strategy provided a higher yield without sacrificing liquidity.

STRATEGIC OUTLOOK

     We anticipate the U.S. economy to continue to be healthy. Over time, we believe that the economy may slow because of the impact from the Asian market crisis. As a result, interest rates are expected to remain low and we expect the Federal Reserve Board to leave rates unchanged for the balance of the year.

     The money market yield curve continues to be flat, with 6 month - 1 year rates expected to trade in a narrow range. The Fund will continue to maintain 40-50% of its investments in maturities of one month or less, providing a high level of liquidity with little or no sacrifice in yield. We will also selectively invest in longer term securities when yields are at the upper end of their expected range. The average maturity of the Fund will be maintained at 55-70 days, with an emphasis on high credit quality of securities. Maintaining a portion of the Fund in repurchase agreements ensures we can quickly move the Fund's assets to the appropriate, liquid securities. As we keep a close watch on the events in Asia, we will continue to monitor the Fund's holdings with heightened sensitivity.

                               MONEY MARKET FUND
                            DATA AS OF JUNE 30, 1998

                                                              1-YEAR      3-YEAR      SINCE INCEPTION
                                                              ------      ------      ---------------
AVERAGE ANNUAL RETURNS                                        5.02%       4.94%            4.94%

PORTFOLIO ALLOCATION                              MONTH-END YIELDS
Commercial Paper                         10%      7-Day Current Yield                      4.57%
Treasury Notes                           22%      30-Day Effective Yield                   4.66%
Treasury Bills                           25%
Repurchase Agreements                    43%

     Average annual total returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividend and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. Government. Figures quoted represent past performance, which is no guarantee of future results. These figures assume the contract owner is still invested at the end of the reporting period. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Money Market Fund will fluctuate with the market conditions so that redemption proceeds may be worth more or less than their original cost.

     Yield reflects fluctuations in interest rates on portfolio investments and reflects Fund expenses.

     During the six-month reporting period ended June 30, 1998 the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

     Investors should note that the Fund is a professionally managed portfolio, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

     There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

LIFE & ANNUITY TRUST MONEY MARKET FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
                 U.S. TREASURY NOTES--21.95 %
$  480,000       U.S. Treasury Notes                                            6.13%          08/31/98         $   480,271
   225,000       U.S. Treasury Notes                                            6.25           03/31/99             226,246
   360,000       U.S. Treasury Notes                                            6.38           01/15/99             361,919
   700,000       U.S. Treasury Notes                                            6.38           04/30/99             704,493
   365,000       U.S. Treasury Notes                                            6.50           04/30/99             367,827
   660,000       U.S. Treasury Notes                                            7.13           10/15/98             662,695
   375,000       U.S. Treasury Notes                                            8.25           07/15/98             375,370
                                                                                                                -----------
                 TOTAL U.S. TREASURY SECURITIES                                                                 $ 3,178,821
                 (Cost $3,178,821)
                 SHORT-TERM INSTRUMENTS--78.12%
                 COMMERCIAL PAPER--10.34%
$  500,000       Associates Corporation CPDN                                    5.67%+         07/10/98         $   499,303
   500,000       Ford Motor Credit Company CPDN                                 5.66+          07/08/98             499,458
   500,000       General Electric CPDN #                                        5.67+          07/15/09             498,917
                                                                                                                -----------
                                                                                                                $ 1,497,678
                 U.S. TREASURY BILLS--24.82%
$  600,000       U.S. Treasury Bills                                            4.95%+         09/03/98         $   594,603
 3,000,000       U.S. Treasury Bills                                            5.05+          07/02/98           2,999,613
                                                                                                                -----------
                                                                                                                $ 3,594,216
                 REPURCHASE AGREEMENTS--42.96%
$2,121,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities              5.75%          07/01/98         $ 2,121,000
   867,000       HSBC Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities              5.75           07/01/98             867,000
 1,818,000       JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities              5.65           07/01/98           1,818,000
 1,414,000       Morgan Stanley & Co Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities              5.70           07/01/98           1,414,000
                                                                                                                -----------
                                                                                                                $ 6,220,000

LIFE & ANNUITY TRUST MONEY MARKET FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

                                                                                                                   VALUE
                 TOTAL SHORT-TERM INSTRUMENTS                                                                   $11,311,894
                 (Cost $11,311,894)

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $14,490,715)* (Notes 1 and 3)    100.07%                                                  $14,490,715
                 Other Assets and Liabilities, Net       (0.07)                                                      (9,517)
                                                        -------                                                  -----------
                 TOTAL NET ASSETS                       100.00 %                                                 $14,481,198
                                                        =======                                                  ===========

--------------------------------------------------------------------------------
+  Yield to maturity.

# This security is subject to a demand feature which reduces the remaining maturity.

* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

The accompanying notes are an integral part of these financial statements.

                             STRATEGIC GROWTH FUND

     The LAT Strategic Growth Fund (the "Fund") seeks to provide investors with an above-average level of capital appreciation. The Fund primarily invests in equity securities of companies expected to experience strong growth in revenues and earnings. In addition, the Fund may invest up to 40% of its assets in securities acquired in the Initial Public Offering ("IPO") market. While generally more volatile, these new issues can potentially offer greater growth opportunities.

     Jon Hickman manages the Strategic Growth Fund. Mr. Hickman joined Wells Fargo Bank in 1986 when the bank merged with Crocker National Bank. In addition to managing the Life & Annuity Trust Fund, he also manages several large individual equity and balanced portfolios. Mr. Hickman has an MBA in Finance from Brigham Young University.

PERFORMANCE SUMMARY

     The Strategic Growth Fund commenced operations on May 1, 1998. During the two-month reporting period ended June 30, 1998, the Fund reported a cumulative total return of 28.30%, strongly outperforming it's benchmark, the S&P 500 Index. This index returned 2.27% over the same period.

     The Fund benefited from the sharp correction in small and mid-cap issues during May, which allowed the Fund to purchase quality issues at very attractive prices. In addition, the Fund's performance was positively impacted because we stayed away from poor performing sectors. We limited the Fund's holdings with respect to semiconductors and PC-related issues, due to the Asian market crisis. PC stocks, for example, were negatively impacted as those companies began to see a decrease in Asian country orders. IPOs brought into the portfolio, such as Restoration Hardware, also contributed to the Fund's performance in May and June. We liked this company because it had strong future growth projections as well as a strong management team. As you may know, while generally more volatile, new issues can potentially offer greater growth opportunities.

     During the two-month reporting period, the Strategic Growth Fund's share price increased from $10.00 on May 1, 1998, to $12.83 on June 30, 1998. The Fund did not distribute dividend income or capital gains.

PORTFOLIO REVIEW

     The Fund is managed with a mid-cap growth emphasis, and potential holdings are primarily companies with attractive long-term earnings growth prospects. The Fund may also invest in IPOs, turn around or acquisition candidates, or attractive smaller-sized companies. These companies often see accelerated growth rates and can help contribute to the Fund's growth objective. We focus on new technology and companies that benefit from changing industries with new technologies. Opportunities are continually researched in high growth sectors including technology, biotechnology and consumer growth companies.

     The Fund's assets were invested 86% in stocks and 14% in cash and cash equivalents at the end of the reporting period. Because the Fund commenced operations on May 1, 1998, it had a slightly higher allocation of cash than normal as we received sizable amounts of new money. Our goal is to be fully invested and to have less than 5% in cash and cash equivalents. Going forward, our cash position will be reduced as the Fund diversifies its assets.

     The assisted living sector was a major contributor to the Fund's performance, and we expect the growth of this industry to continue. We bought stocks in the assisted living sector as we anticipate a need for people to be properly cared for as the U.S. population continues to age.

     Hollywood Entertainment is an example of a video chain on a renewed growth track. We are impressed by the company's management and believe they have a solid vision for achieving long-term success. Specifically, they are making revolutionary efforts to help meet the needs of their customers. They have approached the Hollywood studios and have entered into a new marketing arrangement to get more videos at lower costs up front, with profit sharing taking place after the videos are rented. This new business model is increasing the company's same-store sales growth.

     As of June 30, 1998, there were 28 stocks in the portfolio. Because the Fund is new, many of the portfolio attributes are not typical. For example, the number of issues held by the Fund was relatively small. We expect this figure to increase as the Fund increases in size.

STRATEGIC OUTLOOK

     We feel that the nation's economy, while currently healthy, may weaken in the next few months due to events in Asia. Although the problems in Asia could last several years, we believe that the economy will continue to remain strong. Key indicators of this strength will be a strong U.S. dollar and stable to low inflation levels. We feel that the Federal Reserve Board will not drastically modify interest rates in the near future.

     Based on this economic outlook, we will focus on mid-cap stocks that are domestically oriented with high future growth projections. Our management team will continue to search for companies that are characterized by dominant market share, technological leadership and a strong management team. We will continue to watch the events in Asia closely and monitor the region's impact on U.S. corporate profitability. This will help us remain sensitive to the performance of the Fund's holdings. As a result, we feel the Fund is positioned very well for the upcoming months and we expect it to produce solid performance. Overall, we will continue to maintain our current management style with an emphasis on growth.

                             STRATEGIC GROWTH FUND
                            DATA AS OF JUNE 30, 1998

                          AVERAGE ANNUAL TOTAL RETURN

                                  YEAR TO DATE

                                     28.30%

          TOP 10 HOLDINGS            % OF PORTFOLIO
          ---------------            --------------
Primus Telecommunications                   4.5%
Coinstar Inc.                               4.4%
Parexel International                       4.3%
Compuware Corporation                       4.2%
Saville Systems PLC                         4.1%
Administaff Inc.                            3.8%
Applied Graphics Technology                 3.8%
Concentric Network Corp.                    3.6%
Atlantic Coast Airlines                     3.5%
Cellnet Data Systems Inc.                   3.4%

        INDUSTRY BREAKDOWN           % OF PORTFOLIO
        ------------------           --------------
Capital Goods                                21%
General Business                             18%
Consumer -- Discretionary                    13%
Finance                                      11%
Manufacturing -- Process                      9%
Consumer -- Basic                             5%
Transportation                                4%
Shelter                                       3%
Petroleum                                     2%
---------------------------------------------------
TOTAL COMMON STOCK:                          86%

PORTFOLIO ALLOCATION

Stocks                                       86%
Cash                                         14%

PORTFOLIO DATA

Number of Issues                          29
Beta                                       1.27
Median Market Capitalization ($B)        $ 0.5
Weighted Average P/E                      50.7
Weighted Average Price to Book             7.7

     Past performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Strategic Growth Fund will fluctuate with the market conditions so that redemption proceeds may be worth more or less than their original cost.

     During the six-month reporting period, ended June 30, 1998, the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

     There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one sector. The composition of the Fund's portfolio is subject to change.

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

 SHARES                                SECURITY NAME                                 COST          VALUE
                COMMON STOCKS--108.67%
                ADVERTISING--2.78%
     300        HA-LO Industries Incorporated+                                     $  9,980       $  9,338
                CAPITAL GOODS--12.79%
   1,500        Cellnet Data Systems Incorporated+                                 $ 15,750       $ 14,531
     500        Concentric Network Corporation+                                      11,250         15,156
     306        Smed International Incorporated+                                      6,406          5,508
     500        Tristar Aerospace Incorporated+                                       8,500          7,750
                                                                                   --------       --------
                                                                                   $ 41,906       $ 42,945
                COMMERCIAL SERVICES--3.40%
     300        Boron Lepore & Associates Incorporated+                            $  8,850       $ 11,400
                COMPUTER SOFTWARE--10.27%
     300        Aris Corporation+                                                  $  9,562       $  8,400
     500        Quadramed Corporation+                                               12,000         13,656
     300        Veritas Software Corporation+                                        10,875         12,412
                                                                                   --------       --------
                                                                                   $ 32,437       $ 34,468
                CONSUMER--BASIC--3.61%
   1,000        Laser Vision Centers Incorporated+                                 $ 15,313       $ 12,125
                CONSUMER--DISCRETIONARY--14.52%
   1,000        Headway Corporate Resources Incorporated                           $ 12,375       $ 11,875
     500        Hollywood Entertainment Corporation+                                  5,875          6,781
     500        Restoration Hardware Incorporated+                                    9,500         12,563
     350        Saville Systems PLC Sponsored ADR+                                   15,662         17,544
                                                                                   --------       --------
                                                                                   $ 43,412       $ 48,763
                ENERGY & RELATED--2.02%
     300        R & B Falcon Corporation+                                          $ 10,112       $  6,787
                FINANCE & RELATED--13.81%
     350        Applied Graphics Technology Incorporated+                          $ 16,493       $ 16,013
   2,000        Coinstar Incorporated+                                               19,075         18,500
     250        Envoy Corporation+                                                   10,406         11,844
                                                                                   --------       --------
                                                                                   $ 45,974       $ 46,357
                GENERAL BUSINESS & RELATED--15.87%
     350        Administaff Incorporated+                                          $ 13,503       $ 16,144
     500        Parexel International Corporation+                                   15,688         18,187
   1,000        Primus Telecommunications Group Incorporated+                        16,625         18,937
                                                                                   --------       --------
                                                                                   $ 45,816       $ 53,268
                HEALTHCARE--2.44%
   1,000        Somnus Medical Technologies+                                       $ 10,250       $  8,188
                LARGE CAPITALIZATION STOCKS--3.80%
   1,000        Novell Incorporated+                                               $ 13,328       $ 12,750

LIFE & ANNUITY TRUST STRATEGIC GROWTH FUND--JUNE 30, 1998
PORTFOLIO OF INVESTMENTS
(UNAUDITED)

 SHARES                                SECURITY NAME                                 COST          VALUE
                MEDIUM CAPITALIZATION STOCKS--7.49%
     200        Centocor Incorporated+                                             $  7,963       $  7,250
     350        Compuware Corporation+                                               17,281         17,894
                                                                                   --------       --------
                                                                                   $ 25,244       $ 25,144
                PHARMACEUTICALS--3.72%
     200        MedImmune Incorporated+                                            $ 10,775       $ 12,475
                RETAIL & RELATED--3.87%
   1,000        Oakley Incorporated+                                               $ 13,080       $ 13,000
                SHELTER & RELATED--3.82%
     500        Brookdale Living Communities Incorporated+                         $ 11,813       $ 12,813
                TRANSPORTATION--4.47%
     500        Atlantic Coast Airlines Incorporated+                              $ 15,063       $ 15,000
                TOTAL COMMON STOCKS                                                $353,353       $364,821

                                                                              INTEREST       MATURITY
PRINCIPAL                                                                       RATE           DATE           VALUE
                REPURCHASE AGREEMENTS--17.87%
 $ 6,000        Goldman Sachs Pooled Repurchase Agreement -
                102% Collateralized by U.S. Government Securities                5.75%         7/1/98       $   6,000
  18,000        HSBC Securities Inc Repurchase Agreement -
                102% Collateralized by U.S. Government Securities                5.75          7/1/98          18,000
  18,000        JP Morgan Securities Inc Repurchase Agreement -
                102% Collateralized by U.S. Government Securities                5.65          7/1/98          18,000
  18,000        Morgan Stanley & Co Repurchase Agreement -
                102% Collateralized by U.S. Government Securities                5.70          7/1/98          18,000
                                                                                                            ---------
                 TOTAL SHORT-TERM INSTRUMENTS                                                             $ 60,000
                 (Cost $60,000)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $413,353)* (Notes 1 and 3)           126.54%                                       $424,821
                 Other Assets and Liabilities, Net          (26.54)                                        (89,103)
                                                            ------                                        --------
                 TOTAL NET ASSETS                           100.00%                                       $335,718
                                                            ======                                        ========

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                Gross Unrealized Appreciation          $ 27,703
                Gross Unrealized Depreciation           (16,235)
                                                       --------
                NET UNREALIZED APPRECIATION            $ 11,468
                                                       ========

The accompanying notes are an integral part of these financial statements.

                        U.S. GOVERNMENT ALLOCATION FUND

     The LAT U.S. Government Allocation Fund (the "Fund") seeks to earn over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund invests in long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments.

     The U.S. Government Allocation Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclay's Global Fund Advisors ("BGFA") serves as sub-investment advisor. BGFA uses a proprietary model developed and refined over the past twenty years that analyzes extensive financial data from numerous sources and recommends a portfolio allocation.

PERFORMANCE SUMMARY

     During the six-month reporting period, the U.S. Government Allocation Fund's price increased from $10.27 on December 31, 1997 to $10.29 on June 30, 1998. The Fund distributed $0.2508 per share in dividend income, and no capital gains were distributed from the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

     For the six months ended June 30, 1998, the Fund posted a cumulative total return of 2.66%. The Fund has three benchmarks representing each of the major asset classes in which the Fund can invest. The Lehman Brothers U.S. Treasury Bond Index returned 4.20%, the Lehman Brothers U.S. Treasury Note Index returned 3.00%, and the IBC/Donoghue Money Market Average Index posted 2.52% over the six-month period. The performance of the Fund is not surprising considering that the allocation within the portfolio was weighted in favor of notes and cash for the six-month period.

     Because the U.S. Government Allocation Fund focuses on long-term total return consistent with reasonable risk, it's important to place emphasis on risk in addition to total return performance. The Fund is designed for conservative investors, and typically will have a lower beta than it's benchmark. The result of this lowered risk benefits investors in the form of reduced price fluctuations, or stated differently, a more stable share price. The Fund determines the optimal mix of assets designed for a long-term investment strategy and under normal conditions, the Fund's allocation mix is 40% in U.S. Government obligations and 60% cash.

PORTFOLIO REVIEW

     Every day, the Fund's proprietary investment model analyzes extensive financial data and market conditions to determine the optimal combination of bonds, notes and money market instruments. As opportunities arise among the three types of securities, the investment model will recommend shifts in Fund assets accordingly.

     The portfolio experienced two reallocations since the beginning of the year. The Fund began and ended the period with a recommended allocation of 40% notes and 60% cash. In January, the Fund reallocated assets in response to continued flattening of the yield curve between shorter-term securities like bills and notes. The decision to increase exposure in bonds and cash led to a model allocation of 10% bonds, 20% notes, and 70% cash.

     The portfolio remained in this configuration until late April, when the portfolio was reallocated to take advantage of opportunities on the shorter-end of the yield curve. At that time, the weighting in bonds and cash was decreased and exposure to notes was increased. The Fund's model allocation was 39% notes and 61% cash as of June 30, 1998.

STRATEGIC OUTLOOK

     We believe the nation's economy, while currently healthy, may weaken in the next five years, due to Asian influences. The U.S. dollar, we believe, will continue to show strength and inflation will remain at stable to low levels. As a result, we feel that interest rates may drift lower and short-term rates will remain stable.

     Based on this outlook, the Fund will continue to apply its process-driven strategy that applies asset allocation technology to managing fixed income securities. The Fund will exploit yield spread opportunities between long-term U.S. government bonds, intermediate-term government notes and money market instruments to benefit from a stable interest rate environment. The model will continue to monitor events in Asia closely, as it determines the optimal asset mixes on a daily basis. Overall, we feel that the Fund is well positioned for the upcoming months and we believe it will produce solid performance.

     The Fund is sub-advised by BGFA, one of the largest providers of index-driven financial products in the world. The firm specializes in creating solid investment strategies through quantitative models. Their objective is to implement the recommended allocations from the asset allocation process in the most efficient and least costly manner.

     Investors should note that this is a professionally managed portfolio, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

     The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities averaging between 10 and 30 years.

     The IBC/Donoghue Money Fund Average Index is comprised of the average yields of over 600 taxable money market funds.

     The Lehman Brothers U.S. Treasury Note Index is an unmanaged index comprised of U.S. Treasury 2-10 year notes.

                        U.S. GOVERNMENT ALLOCATION FUND

                            DATA AS OF JUNE 30, 1998

                                                        YEAR TO DATE    1-YEAR    3-YEAR    SINCE INCEPTION
                AVERAGE ANNUAL RETURNS                  ------------    ------    ------    ---------------
                                                           2.66%        7.57%     6.12%          6.83%

              PORTFOLIO ALLOCATION

Treasury Bonds/Notes                                        39%
Cash                                                        61%

     Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the U.S. Government Allocation Fund will fluctuate with market conditions so that redemption proceeds may be worth more or less than their original cost.

     During the six month reporting period, ended June 30, 1998 the Fund's advisor and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

     Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio during the 30 days ended June 30, 1998.

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--JUNE 30, 1998 PORTFOLIO OF INVESTMENTS
(UNAUDITED)

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
                 U.S. TREASURY SECURITIES--38.40 %
                 U.S. TREASURY BONDS--6.89%
$  300,000       U.S. Treasury Bonds                                           11.13%          08/15/03         $   373,548
   400,000       U.S. Treasury Bonds                                           11.63           11/15/04             528,936
   600,000       U.S. Treasury Bonds                                           11.88           11/15/03             773,250
   300,000       U.S. Treasury Bonds                                           13.75           08/15/98             396,819
                                                                                                                -----------
                                                                                                                $ 2,072,553
                 U.S. TREASURY NOTES--31.51%
$1,700,000       U.S. Treasury Notes                                            5.75%          08/15/03         $ 1,718,054
 1,400,000       U.S. Treasury Notes                                            5.88           02/15/04           1,425,816
   600,000       U.S. Treasury Notes                                            6.50           05/15/05             633,282
 1,100,000       U.S. Treasury Notes                                            7.25           05/15/04           1,193,500
 1,000,000       U.S. Treasury Notes                                            7.25           08/15/04           1,087,970
 1,200,000       U.S. Treasury Notes                                            7.50           02/15/05           1,328,244
 1,200,000       U.S. Treasury Notes                                            7.88           11/15/04           1,347,744
   550,000       U.S. Treasury Notes                                           12.38           05/15/04             735,713
                                                                                                                -----------
                                                                                                                $ 9,470,323
                 TOTAL U.S. TREASURY SECURITIES                                                                 $11,542,876
                 (Cost $11,455,490)
                 SHORT-TERM INSTRUMENTS--60.99%
                 CERTIFICATES OF DEPOSITS--3.32%
$1,000,000       Nationsbank N.A                                                5.50%          08/06/98         $   999,630
                 COMMERCIAL PAPER--10.06%
$1,013,000       Associates Corporation of North America                        5.47%+         08/06/98         $ 1,007,501
 1,021,000       Coca-Cola Commercial Paper                                     5.55+          09/24/98           1,007,788
 1,009,000       Motorola Incorporated Commercial Paper                         5.52+          07/07/98           1,007,927
                                                                                                                -----------
                                                                                                                $ 3,023,216
                 SHORT-TERM FEDERAL AGENCIES--33.53%
$3,024,000       Federal Farm Credit Bank Discount Note                         5.75%+         07/02/98         $ 3,023,098
 3,041,000       FHLMC Discount Note                                            5.40+          08/07/98           3,023,799
 4,055,000       FNMA Discount Note                                             5.40+          08/07/98           4,032,088
                                                                                                                -----------
                                                                                                                $10,078,985

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--JUNE 30, 1998 PORTFOLIO OF INVESTMENTS
(UNAUDITED)

                                                                              INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                           RATE             DATE              VALUE
                 U.S. TREASURY BILLS--14.08%
$  396,000       U.S. Treasury Bills                                            4.94%+         07/30/98         $   394,481
   114,000       U.S. Treasury Bills                                            4.95+          09/03/98             113,011
   153,000       U.S. Treasury Bills                                            4.96+          07/09/98             152,822
    23,000       U.S. Treasury Bills                                            4.99+          09/24/98              22,737
   100,000       U.S. Treasury Bills                                            5.00+          09/10/98              99,038
   647,000       U.S. Treasury Bills                                            5.01+          09/17/98             640,161
 2,732,000       U.S. Treasury Bills                                            5.02+          08/27/98           2,711,401
    99,000       U.S. Treasury Bills                                            5.08+          08/20/98              98,325
                                                                                                                -----------
                                                                                                                $ 4,231,976
                 TOTAL SHORT-TERM INSTRUMENTS                                                                   $18,333,807
                 (Cost $18,334,833)

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $29,790,323)* (Notes 1 and 3)       99.39%                                                 $29,876,683
                 Other Assets and Liabilities, Net          0.61                                                      183,465
                                                          ------                                                  -----------
                 TOTAL NET ASSETS                         100.00%                                                 $30,060,148
                                                          ======                                                  ===========

--------------------------------------------------------------------------------
+  Yield to maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:


                Gross Unrealized Appreciation       $128,957
                Gross Unrealized Depreciation        (42,597)
                                                    --------
                NET UNREALIZED APPRECIATION         $ 86,360
                                                    ========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1998

                                                                                                               U.S.
                                               Asset        Equity                     Money     Strategic  Government
                                             Allocation     Value        Growth       Market      Growth    Allocation
                                                Fund         Fund         Fund         Fund        Fund        Fund
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In securities, at identified cost (Note
    3)
    (Includes repurchase agreements of
    $6,220,000 for the Money Market Fund)   $112,506,579  $2,045,036   $75,812,663  $14,490,715  $413,353   $29,790,323
  In securities, at market value            $116,684,343  $2,045,887   $90,458,802  $14,490,715  $424,821   $29,876,683
Cash                                                 612       1,115         1,955        1,332     2,368           706
Receivables:
  Dividends and interest                         653,799       1,300        90,747       60,618        10       215,928
  Fund shares sold                               942,972      96,752       109,641       12,308         0       132,809
  Due from co-administrator (Note 2)                   0           0             0            0         0         1,008
  Due from advisor (Note 2)                            0       2,124             0            0     2,975             0
Prepaid expenses                                     876       4,744         3,330            0     4,744           932
TOTAL ASSETS                                 118,282,602   2,151,922    90,664,475   14,564,973   434,918    30,228,066
LIABILITIES
Payables:
  Investment securities purchased                 38,121      61,078             0            0    36,356             0
  Distribution to shareholders                   920,656       3,949       129,271       56,193         0       121,765
  Fund shares redeemed                                 0           0             0            0    58,767             0
  Due to co-administrator (Note 2)                 3,696          40         4,407          482         8             0
  Due to adviser (Note 2)                         76,524           0        65,394        5,975         0        19,114
Accrued expenses                                  14,430       4,065         4,567       21,125     4,069        27,039
TOTAL LIABILITIES                              1,053,427      69,132       203,639       83,775    99,200       167,918
TOTAL NET ASSETS                            $117,229,175  $2,082,790   $90,460,836  $14,481,198  $335,718   $30,060,148
Net assets consist of:
Paid-in Capital                             $102,095,553  $2,082,442   $70,397,273  $14,480,727  $281,548   $29,694,312
Undistributed net investment income (loss)             0           0             0            0        39             0
Undistributed net realized gain (loss) on
  investments                                 10,955,858        (503)    5,417,424          471    42,663       279,476
Net unrealized appreciation (depreciation)
  of investments                               4,177,764         851    14,646,139            0    11,468        86,360
TOTAL NET ASSETS                            $117,229,175  $2,082,790   $90,460,836  $14,481,198  $335,718   $30,060,148
COMPUTATION OF NET ASSET VALUE AND
  OFFERING PRICE
Net assets                                  $117,229,175  $2,082,790   $90,460,836  $14,481,198  $335,718   $30,060,148
Shares outstanding                             8,717,396     214,263     4,623,335   14,480,730    26,166     2,922,160
Net asset value and offering price                $13.45       $9.72        $19.57        $1.00     $12.83       $10.29
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                                                                        U.S.
                                Asset            Equity                             Money           Strategic        Government
                             Allocation           Value            Growth          Market            Growth          Allocation
                                Fund              Fund              Fund            Fund              Fund              Fund
                            -----------------------------------------------------------------------------------------------------
                                            From May 1, 1998                                    From May 1, 1998
                             For the Six      (commencement      For the Six     For the Six      (commencement      For the Six
                            Months Ended    of operations) to   Months Ended    Months Ended    of operations) to   Months Ended
                            June 30, 1998     June 30, 1998     June 30, 1998   June 30, 1998     June 30, 1998     June 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                  $   178,341        $  1,605         $   545,840      $      0          $      0          $       0
  Interest                     2,245,299           3,729             140,909       404,129               351            775,578
TOTAL INCOME                   2,423,640           5,334             686,749       404,129               351            775,578
EXPENSES (NOTE 2)
  Advisory fees                  298,674             755             242,622        32,762               170             79,204
  Administration fees             31,703              88              25,711         4,623                20              8,399
  Custody fees                         0              21              11,216         2,952                 5                  0
  Shareholder Servicing           46,035             331              36,303         6,364                74             11,996
  Portfolio accounting
    fees                          13,961           4,099              36,296        16,997             4,030              7,370
  Transfer agency fees            69,690             176              56,612         7,280                40             18,481
  Legal and audit fees            15,038           3,644              14,368         9,404             3,643             10,396
  Registration fees                1,884             501                 496             2               501                496
  Directors' fees                  6,322           2,131              10,120         7,374             2,131              6,820
  Other                            6,863             184               4,598           712               184                396
TOTAL EXPENSES                   490,170          11,930             438,342        88,470            10,798            143,558
Less: Waived Fees and
  Reimbursed Expenses            (58,075)        (10,545)            (39,678)      (32,783)          (10,486)           (25,458)
Net Expenses                     432,095           1,385             398,664        55,687               312            118,100
NET INVESTMENT INCOME
  (LOSS)                       1,991,545           3,949             288,085       348,442                39            657,478
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss)
    on sale of investments     9,092,368            (503)          2,212,744           471            42,663            173,627
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                2,144,819             851          10,128,340             0            11,468           (141,787)
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS              11,237,187             348          12,341,084           471            54,131             31,840

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS            $13,228,732        $  4,297         $12,629,169      $348,913          $ 54,170          $ 689,318
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                   Equity
                                                                                  Asset                             Value
                                                                               Allocation                           Fund
                                                                                  Fund                        -----------------
                                                              ---------------------------------------------      (Unaudited)
                                                               (Unaudited)                                    From May 1, 1998
                                                               For the Six       For the         For the        (commencement
                                                              Months Ended     Year Ended      Year Ended     of operations) to
                                                              June 30, 1998   Dec. 31, 1997   Dec. 31, 1996     June 30, 1998
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                $  1,991,545     $ 3,654,066     $ 2,121,841     $   3,949
  Net realized gain (loss) on sale of investments                9,092,368       8,763,882       2,464,924          (503)
  Net unrealized appreciation (depreciation) of futures
    contracts                                                            0         496,725          37,850             0
  Net unrealized appreciation (depreciation) of investments      2,144,819         706,325         (24,131)          851
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    13,228,732      13,620,998       4,600,484         4,297
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (1,991,545)     (3,654,066)     (2,121,841)       (3,949)
  From net realized gain on sales of investments                         0      (7,395,696)     (2,300,431)            0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                     18,063,373      28,067,836      25,372,586     2,078,493
  Reinvestment of dividends                                      1,991,545      11,049,762       4,422,270         3,949
  Cost of shares redeemed                                         (568,786)     (6,979,919)     (3,642,899)            0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 4)                                   19,486,132      32,137,679      26,151,957     2,082,442
INCREASE (DECREASE) IN NET ASSETS                               30,723,319      34,708,915      26,330,169     2,082,790

NET ASSETS:
  Beginning net assets                                          86,505,856      51,796,941      25,466,772             0
  ENDING NET ASSETS                                           $117,229,175     $86,505,856     $51,796,941    $2,082,790

SHARES ISSUED AND REDEEMED:
  Shares sold                                                    1,395,791       2,314,085       2,210,668       213,857
  Shares issued in reinvestment of dividends                       150,636         914,141         385,749           406
  Shares redeemed                                                  (46,135)       (548,327)       (318,474)            0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                    1,500,292       2,679,899       2,277,943       214,263
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     Growth Fund                                  Money Market Fund
                                    ---------------------------------------------   ---------------------------------------------
                                     (Unaudited)                                     (Unaudited)
                                     For the Six       For the         For the       For the Six       For the         For the
                                    Months Ended     Year Ended      Year Ended     Months Ended     Year Ended      Year Ended
                                    June 30, 1998   Dec. 31, 1997   Dec. 31, 1996   June 30, 1998   Dec. 31, 1997   Dec. 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)       $   288,085     $   632,754    $    321,626    $    348,442     $   788,439     $   442,922
  Net realized gain (loss) on sale
    of investments                     2,212,744       6,848,993         670,537             471               0             225
  Net unrealized appreciation
    (depreciation) of futures
    contracts                                  0               0               0               0               0               0
  Net unrealized appreciation
    (depreciation) of investments     10,128,340         143,053       3,407,928               0               0               0
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    12,629,169       7,624,800       4,400,091         348,913         788,439         443,147
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income            (288,085)       (632,754)       (321,626)       (348,442)       (788,439)       (442,922)
  From net realized gain on sales
    of investments                             0      (3,829,806)       (514,688)              0               0            (225)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold            7,460,229      33,001,835      19,876,206       9,871,891      20,957,328      15,213,897
  Reinvestment of dividends              288,090       4,462,560         836,312         348,442         788,439         443,145
  Cost of shares redeemed             (1,572,435)     (2,063,405)     (1,815,249)    (10,527,234)    (19,625,090)     (8,813,439)
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 4)          6,175,884      35,400,990      18,897,269        (306,901)      2,120,677       6,843,603
INCREASE (DECREASE) IN NET ASSETS     18,516,968      38,563,230      22,461,046        (306,430)      2,120,677       6,843,603
NET ASSETS:
  Beginning net assets                71,943,868      33,380,638      10,919,592      14,787,628      12,666,951       5,823,348
  ENDING NET ASSETS                  $90,460,836     $71,943,868    $ 33,380,638    $ 14,481,198     $14,787,628     $12,666,951
SHARES ISSUED AND REDEEMED:
  Shares sold                            407,534       1,974,920       1,407,558       9,871,891      20,957,328      15,213,897
  Shares issued in reinvestment of
    dividends                             15,031         261,363          56,387         348,441         788,439         443,145
  Shares redeemed                        (84,630)       (127,163)       (133,606)    (10,527,234)    (19,625,090)     (8,813,439)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                            337,935       2,109,120       1,330,339        (306,902)      2,120,677       6,843,603
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Strategic                      U.S. Government
                                                                   Growth                          Allocation
                                                                    Fund                              Fund
                                                              -----------------   ---------------------------------------------
                                                                 (Unaudited)
                                                              From May 1, 1998     (Unaudited)
                                                                (commencement      For the Six       For the         For the
                                                              of operations) to   Months Ended     Year Ended      Year Ended
                                                                June 30, 1998     June 30, 1998   Dec. 31, 1997   Dec. 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                  $     39           $   657,478     $ 1,105,416     $   470,850
  Net realized gain (loss) on sale of investments                 42,663               173,627         149,427          (3,569)
  Net unrealized appreciation (depreciation) of futures
    contracts                                                          0                     0               0               0
  Net unrealized appreciation (depreciation) of investments       11,468              (141,787)        204,961         (32,071)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      54,170               689,318       1,459,804         435,210
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                           0              (657,478)     (1,105,416)       (470,850)
  From net realized gain on sales of investments                       0                     0         (40,057)              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                      345,932             6,314,447      12,942,563       8,754,298
  Reinvestment of dividends                                            0               657,474       1,145,473         470,850
  Cost of shares redeemed                                        (64,384)             (837,392)     (4,035,922)       (517,327)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 4)                                    281,548             6,134,529      10,052,114       8,707,821
INCREASE (DECREASE) IN NET ASSETS                                335,718             6,166,369      10,366,445       8,672,181
NET ASSETS:
  Beginning net assets                                                 0            23,893,779      13,527,334       4,855,153
  ENDING NET ASSETS                                             $335,718           $30,060,148     $23,893,779     $13,527,334
SHARES ISSUED AND REDEEMED:
  Shares sold                                                     31,296               612,456       1,273,335         868,061
  Shares issued in reinvestment of dividends                           0                63,907         112,789          46,768
  Shares redeemed                                                 (5,130)              (81,206)       (394,100)        (51,054)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                     26,166               595,157         992,024         863,775
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                            Asset Allocation Fund
                                                              -------------------------------------------------------------------
                                                              (Unaudited)                                          From inception
                                                              Six Months                                            on April 15,
                                                                 Ended      Year Ended   Year Ended   Year Ended      1994 to
                                                               June 30,      Dec. 31,     Dec. 31,     Dec. 31,       Dec. 31,
                                                                 1998          1997         1996         1995           1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.99      $ 11.42      $ 11.27      $  9.71         $10.00
  Net investment income (loss)                                     0.24         0.60         0.56         0.55           0.30
  Net realized and unrealized gain (loss) on investments           1.46         1.73         0.69         2.21          (0.19)
                                                               --------      -------      -------      -------         ------
TOTAL FROM INVESTMENT OPERATIONS                                   1.70         2.33         1.25         2.76           0.11
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.24)       (0.60)       (0.56)       (0.55)         (0.30)
  Distributions from net realized gain                             0.00        (1.16)       (0.54)       (0.65)         (0.10)
                                                               --------      -------      -------      -------         ------
TOTAL FROM DISTRIBUTIONS                                          (0.24)       (1.76)       (1.10)       (1.20)         (0.40)
                                                               --------      -------      -------      -------         ------
NET ASSET VALUE, END OF PERIOD                                 $  13.45      $ 11.99      $ 11.42      $ 11.27         $ 9.71
                                                               ========      =======      =======      =======         ======
Total Return*                                                    14.26%       20.88%       11.46%       28.95%          1.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $117,229      $86,506      $51,797      $25,467         $7,464
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.87%        0.80%        0.69%        0.41%          0.00%
  Ratio of net investment income to average net assets            3.99%        5.20%        5.34%        5.58%          6.30%
  Portfolio turnover                                                17%         156%           4%          97%             0%
  Average commission rate paid (1)                             $ 0.1919          N/A          N/A          N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                  0.98%        0.85%        0.80%        1.22%          2.24%
  Ratio of net investment income(loss) to average net assets
    prior to waived fees and reimbursed expenses                  3.88%        5.15%        5.23%        4.77%          4.06%
---------------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     Equity
                                                 Value Fund                                                           Growth Fund
                                             --------------   -------------------------------------------------------------------
                                              (Unaudited)
                                             From inception   (Unaudited)                                          From inception
                                               on May 1,      Six Months                                            on April 12,
                                                1998 to          Ended      Year Ended   Year Ended   Year Ended      1994 to
                                                June 30,       June 30,      Dec. 31,     Dec. 31,     Dec. 31,       Dec. 31,
                                                  1998           1998          1997         1996         1995           1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 10.00         $ 16.79      $ 15.34      $ 12.91      $ 10.30        $ 10.00
  Net investment income (loss)                     0.02            0.06         0.19         0.20         0.22           0.14
  Net realized and unrealized gain (loss)
    on investments                                (0.28)           2.78         2.48         2.68         2.77           0.30
                                                -------         -------      -------      -------      -------        -------
TOTAL FROM INVESTMENT OPERATIONS                  (0.26)           2.84         2.67         2.88         2.99           0.44
LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.02)          (0.06)       (0.19)       (0.20)       (0.22)         (0.14)
  Distributions from net realized gain             0.00            0.00        (1.03)       (0.25)       (0.16)          0.00
                                                -------         -------      -------      -------      -------        -------
TOTAL FROM DISTRIBUTIONS                          (0.02)          (0.06)       (1.22)       (0.45)       (0.38)         (0.14)
                                                -------         -------      -------      -------      -------        -------
NET ASSET VALUE, END OF PERIOD                  $  9.72         $ 19.57      $ 16.79      $ 15.34      $ 12.91        $ 10.30
                                                =======         =======      =======      =======      =======        =======
Total Return*                                    (2.61%)         16.94%       17.33%       22.44%       29.19%          4.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)               $ 2,083         $90,461      $71,944      $33,381      $10,920        $ 2,136
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets         1.05%           0.98%        0.65%        0.60%        0.43%          0.00%
  Ratio of net investment income to average
    net assets                                    2.98%           0.71%        1.19%        1.53%        2.05%          3.00%
  Portfolio turnover                                 1%             44%         124%          95%          84%            21%
  Average commission rate paid (1)              $0.0758         $0.0543      $0.0725      $0.0810          N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses                                      9.00%           1.08%        1.01%        1.12%        2.02%         10.18%
  Ratio of net investment income(loss) to
    average net assets prior to waived fees
    and reimbursed expenses                      (4.97%)          0.61%        0.83%        1.01%        0.46%         (7.18%)
---------------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                Money Market Fund
                                                              -------------------------------------------------------------------
                                                              (Unaudited)                                          From inception
                                                              Six Months                                             on May 19,
                                                                 Ended      Year Ended   Year Ended   Year Ended      1994 to
                                                               June 30,      Dec. 31,     Dec. 31,     Dec. 31,       Dec. 31,
                                                                 1998          1997         1996         1995           1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  1.00      $  1.00      $  1.00     $     1.00       $ 1.00
  Net investment income (loss)                                     0.02         0.05         0.05           0.05         0.03
  Net realized and unrealized gain (loss) on investments           0.00         0.00         0.00           0.00         0.00
                                                                -------      -------      -------     ----------       ------
TOTAL FROM INVESTMENT OPERATIONS                                   0.02         0.05         0.05           0.05         0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.02)       (0.05)       (0.05)         (0.05)       (0.03)
  Distributions from net realized gain                             0.00         0.00         0.00           0.00         0.00
                                                                -------      -------      -------     ----------       ------
TOTAL FROM DISTRIBUTIONS                                          (0.02)       (0.05)       (0.05)         (0.05)       (0.03)
                                                                -------      -------      -------     ----------       ------
NET ASSET VALUE, END OF PERIOD                                  $  1.00      $  1.00      $  1.00     $     1.00       $ 1.00
                                                                =======      =======      =======     ==========       ======
Total Return*                                                     2.41%        5.04%        4.72%          5.41%        2.71%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                               $14,481      $14,788      $12,667     $    5,823       $1,492
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.77%        0.53%        0.51%          0.42%        0.00%
  Ratio of net investment income to average net assets            4.81%        4.95%        4.64%          5.15%        4.63%
  Portfolio turnover                                                N/A          N/A          N/A            N/A          N/A
  Average commission rate paid(1)                                                N/A          N/A            N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                  1.22%        1.07%        1.22%          3.83%       11.43%
  Ratio of net investment income(loss) to average net assets
    prior to waived fees and reimbursed expenses                  4.36%        4.41%        3.93%          1.74%       (6.80%)
---------------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  Strategic
                                                Growth Fund                                       U.S. Government Allocation Fund
                                             --------------   -------------------------------------------------------------------
                                              (Unaudited)
                                             From inception   (Unaudited)                                          From inception
                                               on May 1,      Six Months                                            on April 26,
                                                1998 to          Ended      Year Ended   Year Ended   Year Ended      1994 to
                                                June 30,       June 30,      Dec. 31,     Dec. 31,     Dec. 31,       Dec. 31,
                                                  1998           1998          1997         1996         1995           1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 10.00         $ 10.27      $ 10.13      $ 10.30       $ 9.63         $10.00
  Net investment income (loss)                     0.00            0.25         0.58         0.56         0.60           0.40
  Net realized and unrealized gain (loss)
    on investments                                 2.83            0.02         0.15        (0.17)        0.77          (0.37)
                                                -------         -------      -------      -------       ------         ------
TOTAL FROM INVESTMENT OPERATIONS                   2.83            0.27         0.73         0.39         1.37           0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income             0.00           (0.25)       (0.58)       (0.56)       (0.60)         (0.40)
  Distributions from net realized gain             0.00            0.00        (0.01)        0.00        (0.10)          0.00
                                                -------         -------      -------      -------       ------         ------
TOTAL FROM DISTRIBUTIONS                           0.00           (0.25)       (0.59)       (0.56)       (0.70)         (0.40)
                                                -------         -------      -------      -------       ------         ------
NET ASSET VALUE, END OF PERIOD                  $ 12.83         $ 10.29      $ 10.27      $ 10.13       $10.30         $ 9.63
                                                =======         =======      =======      =======       ======         ======
Total Return*                                    28.30%           2.66%        7.47%        3.99%       14.40%          0.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)               $   336         $30,060      $23,894      $13,527       $4,855         $  866
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets         1.06%           0.90%        0.64%        0.60%        0.45%          0.00%
  Ratio of net investment income to average
    net assets                                    0.13%           4.98%        5.75%        5.75%        5.82%          7.35%
  Portfolio turnover                               102%             98%         135%         222%         405%           130%
  Average commission rate paid(1)               $0.0508             N/A          N/A          N/A          N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses                                     36.72%           1.09%        0.97%        1.18%        2.46%         12.73%
  Ratio of net investment income(loss) to
    average net assets prior to waived fees
    and reimbursed expenses                     (35.53%)          4.79%        5.42%        5.17%        3.81%         (5.38%)
---------------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

* Total returns do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life & Annuity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993. The Trust consists of six separate diversified funds (the "Funds"): the Asset Allocation, Equity Value, Growth, Money Market, Strategic Growth and U.S. Government Allocation Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

NON-MONEY MARKET FUNDS -- All securities are valued at the close of each business day on the New York Stock Exchange. Securities, for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. Securities for which quotations are not readily available are valued at fair value as determined by policies approved by the Trust's Board of Trustees (the "Board").

MONEY MARKET FUND -- The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (thirteen months) and uses the amortized cost method to value these securities. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

collateral as necessary to maintain market value equal to or greater than the resale price. Any repurchase agreements held in the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

The Asset Allocation, Equity Value and U.S. Government Allocation Funds may purchase futures contracts to gain exposure to market changes. This procedure may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, these Funds may be required to segregate cash or high quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Asset Allocation, Equity Value, and Growth Funds, if any, are declared and distributed quarterly. Dividends from net investment income of the Money Market Fund, if any, are declared daily and distributed monthly. Dividends from net investment income of the Strategic Growth Fund, if any, are declared and distributed annually. Dividends from net investment income of the U.S. Government Allocation Fund, if any, are declared and distributed monthly. Distributions to shareholders from net realized capital gains are declared and distributed annually.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 1998. The Funds had no net capital loss carryforwards at June 30, 1998.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

2.   AGREEMENTS AND OTHER TRANSACTIONS
     WITH AFFILIATES

The Trust has entered into advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Asset Allocation, Equity Value, Growth, Strategic Growth, and U.S. Government Allocation Funds, WFB is entitled to a monthly advisory fee at an annual rate of 0.60% of such Funds' average daily net assets. Under the contract with the Money Market Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.45% of such Fund's average daily net assets.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, currently acts as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services to the Asset Allocation Fund, a monthly fee at the annual rate of 0.15% the Fund's average daily net assets up to $900 million and 0.10% of the average daily net assets in excess of $900 million. For its sub-advisory services to the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $75 million, 0.04% for the next $75 million and 0.03% of the Fund's average daily net assets in excess of $150 million.

BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., currently acts as custodian to the Asset Allocation and U.S. Government Allocation Funds. BGI will not be entitled to receive compensation for its custodial services so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to such Funds.

The Trust has entered into contracts on behalf of the Equity Value, Growth, Money Market and Strategic Growth Funds with WFB, whereby WFB is responsible for providing custody services for such Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund.

The Company entered into contracts on behalf of the Funds with WFB, whereby WFB is responsible for providing portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to receive a monthly base fee from each such Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each such Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each such Fund's average daily net assets in excess of $100 million. Prior to May 1, 1998, the Asset Allocation and U.S. Government Allocation Funds were not being charged for portfolio accounting services.

The Trust has entered into contracts on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Asset Allocation, Equity Value, Growth, Strategic Growth and U.S. Government Allocation Funds, and 0.10% of the average daily net assets of the Money Market Fund.

The Trust has entered into contracts on behalf of the Funds with WFB, whereby WFB provides shareholder services to the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund. Prior to May 1, 1998, the Funds were not being charged for shareholder services.

The Trust has entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide the Funds with administrative services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets. Prior to May 1, 1998, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees and reimbursed expenses on the Statement of Operations for the six months ended June 30, 1998 were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

Certain officers and one trustee of the Trust are also officers of Stephens. As of June 30, 1998, Stephens owned 3,731 shares of the Asset Allocation Fund, 10,020 shares of the Equity Value Fund, 2,897 shares of the Growth Fund, 235 shares of the Money Market Fund, 10,000 shares of the Strategic Growth Fund and 3,202 shares of the U.S. Government Allocation Fund.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for the Funds for the six months ended June 30, 1998 were as follows:

                                                                Purchases               Sales
               AGGREGATE PURCHASES AND SALES:                    at Cost              Proceeds
------------------------------------------------------------------------------------------------
Asset Allocation Fund                                          $93,799,780           $ 8,874,380
Equity Value Fund                                                1,690,436                 8,896
Growth Fund                                                     42,714,536            33,607,467
Strategic Growth Fund                                              546,154               235,464
U.S. Government Allocation Fund                                  9,825,684             8,938,059

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

4.   CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of capital stock. Capital share transactions for each of the Funds are disclosed in detail in the Statements of Changes in Net Assets.

5.   SUBSEQUENT EVENTS

On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, began acting as investment sub-advisor to the Equity Value, Growth, Money Market and Strategic Growth Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Equity Value, Growth and Strategic Growth Funds, a monthly fee at the annual rate of 0.25% of the Funds' average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Funds' average daily net assets up to $960 million and 0.04% of the Funds' average daily net assets in excess of $960 million. WCM's minimum annual fee is $120,000 for each Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.

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                                       62

American Skandia Life
Assurance Corporation
Tower One Corporate Drive
Shelton, CT 06484

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       This report and the financial statements contained herein are submitted for the general information of the contract holders of the Stagecoach Variable Annuity, the Stagecoach Variable Annuity Plus, the Stagecoach Extra Credit Variable Annuity and the Stagecoach Variable Annuity Flex. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-680-8920. Read the prospectus carefully before you invest.

(LOGO)PRINTED ON RECYCLED PAPER      (C)1998 AMERICAN SKANDIA     VA05001 (8/98)